                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-54

                       RIVERSOURCE INVESTMENT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 9/30

Date of reporting period: 9/30

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
BALANCED FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE BALANCED FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A
BALANCE OF GROWTH OF CAPITAL AND
CURRENT INCOME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     37

Notes to Financial Statements.......     42

Report of Independent Registered
   Public Accounting Firm...........     63

Federal Income Tax Information......     64

Board Members and Officers..........     66

Approval of Investment Management
   Services Agreement...............     70

Proxy Voting........................     72

Change in Independent Registered
   Public Accounting Firm...........     73

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

ASSET ALLOCATION & SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Stocks(1)                                                      Bonds(2)                Senior Loans(4)
60.1                                                             35.20                           1.00

Stocks(1)                                               Cash & Cash Equivalents(5)
60.1                                                                         3.70

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Financials 12.0%, Consumer Discretionary 11.3%, Energy 8.3%, Industrials 6.5%, Health Care 5.3%, Information Technology 4.6%, Telecommunication Services 4.1%, Consumer Staples 4.0%, Utilities 2.2% and Materials 1.8%.
(2) Includes Mortgage-Backed 16.1%, Corporate Bonds(3) 8.4%, U.S. Government Obligations & Agencies 4.9%, Commercial Mortgage-Backed 4.6%, Asset-Backed 1.1% and Foreign Government 0.1%.
(3) Includes Telecommunication 2.2%, Utilities 1.7%, Financials 1.4%, Consumer Discretionary 0.8%, Consumer Staples 0.8%, Energy 0.6%, Industrials 0.4%, Materials 0.3% and Health Care 0.2%.
(4) Includes Health Care 0.3%, Consumer Discretionary 0.2%, Consumer Staples 0.2%, Telecommunication 0.2% and Materials 0.1%.
(5) Of the 3.7%, 0.2% is due to security lending activity and 3.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           3.2%
Bank of America                       2.2%
Citigroup                             2.1%
Chevron                               1.6%
Pfizer                                1.6%
AT&T                                  1.5%
General Electric                      1.4%
Verizon Communications                1.2%
JPMorgan Chase & Co                   1.2%
ConocoPhillips                        1.2%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

--------------------------------------------------------------------------------

                              RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

STYLE MATRIX
(STYLE MATRIX GRAPHIC)
(DURATION MATRIX GRAPHIC)


          STYLE
VALUE    BLEND    GROWTH
   X                          LARGE
                              MEDIUM     DURATION
                              SMALL



        DURATION
SHORT    INT.     LONG
            X        X         HIGH
            X        X        MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

FIXED INCOME

                           YEARS IN INDUSTRY
Tom Murphy, CFA                   21
Scott Kirby                       28
Jamie Jackson, CFA                19

EQUITIES
Bob Ewing, CFA                    19

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INMUX             04/16/40
Class B                     IDMBX             03/20/95
Class C                     RVBCX             06/26/00
Class R4(1)                 IDMYX             03/20/95
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $1.051 billion
Number of holdings                                 607

--------------------------------------------------------------------------------

 4 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2007

                                  (BAR CHART)

RiverSource Balanced Fund Class A (excluding sales
  charge)                                              +11.57

Russell 1000(R) Value Index (unmanaged)                +14.45

Lehman Brothers Aggregate Bond Index (unmanaged)        +5.14

Blended Index (unmanaged)                              +10.66

Lipper Balanced Funds Index                            +13.19

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.07%                      1.07%
Class B                                             1.84%                      1.84%
Class C                                             1.82%                      1.82%
Class R4(a)                                         0.98%                      0.95%(b)

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that increased the management fee by 0.05% for the fiscal year ended Sept. 30, 2007) will not exceed 0.90% for Class R4.

--------------------------------------------------------------------------------

                              RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 4/16/40)         +11.57%    +9.96%   +11.57%    +2.50%     +8.51%
 Class B (inception 3/20/95)         +10.78%    +9.11%   +10.71%    +1.72%     +4.91%
 Class C (inception 6/26/00)         +10.86%    +9.13%   +10.73%      N/A      +0.68%
 Class R4* (inception 3/20/95)       +11.79%   +10.16%   +11.76%    +2.66%     +5.88%

WITH SALES CHARGE
 Class A (inception 4/16/40)          +5.16%    +7.81%   +10.26%    +1.90%     +8.41%
 Class B (inception 3/20/95)          +5.78%    +7.97%   +10.45%    +1.72%     +4.91%
 Class C (inception 6/26/00)          +9.86%    +9.13%   +10.73%      N/A      +0.68%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Balanced Fund's portfolio management team discusses the Fund's positioning and results for the fiscal year ended Sept. 30, 2007.

Q: How did RiverSource Balanced Fund perform for the 12 months ended Sept. 30,
   2007?

A: RiverSource Balanced Fund returned 11.57% (Class A shares excluding sales charge) for the 12 months ended Sept. 30, 2007. The Russell 1000(R) Value Index (Russell Index) returned 14.45%. The Lehman Brothers Aggregate Bond Index (Lehman Index) gained 5.14% over the same period. The Fund's peer group as represented by the Lipper Balanced Funds Index increased 13.19%. The Fund outpaced its Blended Index made up of 60% Russell Index and 40% Lehman Index, which increased 10.66% for the fiscal year.

Q: What factors most affected performance of the Fund's equity portion?

A: The past year has been quite a dynamic time for the investment markets. While equities have generally performed better than anticipated, significant challenges were posed by the weak U.S. housing market and related difficulties in the subprime mortgage lending market.

   Performance in the equity portion of the Fund benefited from strong stock selection in the information technology, industrials and health care sectors. Having a smaller financials position than the Russell Index was a significant advantage. Emphasis on the industrials and information technology sectors also had a favorable impact.

   Conversely, the Fund's holdings in the consumer discretionary, materials and financials sectors underperformed their peers in the Russell Index. The Fund's energy position was smaller than that of the Russell Index, a disadvantage given the sector's continued strong performance.

   Of the dominant themes in the equity portfolio, our preference for larger cap stocks over small- and mid-cap stocks was modestly effective, as was our emphasis on stocks with growth characteristics that have been priced more like value stocks. Because we anticipated economic and profit deceleration, we also favored higher quality stocks. Despite the occurrence of this deceleration, higher quality stocks lagged lower quality stocks, offsetting the positive impact of the other two themes.

--------------------------------------------------------------------------------

                              RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   PERFORMANCE IN THE EQUITY PORTION OF THE FUND BENEFITED FROM STRONG STOCK SELECTION IN THE INFORMATION TECHNOLOGY, INDUSTRIALS AND HEALTH CARE SECTORS.

   Adding to returns were Honeywell Intl, Goodrich and IBM, in which the Fund held positions that were larger than their respective Russell Index weightings. Honeywell Intl benefited from its broad industrial exposure, an advantage in a period of stronger-than-expected global growth, and from its aerospace and defense operations. Goodrich also benefited from its commercial aerospace exposure, particularly the components it provides for Boeing's 787. Technology company IBM had an attractive valuation and delivered fundamental performance that was similar to or slightly better than anticipated. IBM benefited from a hardware business that has been stronger than expected, a service business that has continued to grow and positive effects of a weaker dollar.

   The largest detractors during the period were Countrywide Financial, Hovnanian Enterprises and Capital One Financial. Mortgage lender Countrywide Financial suffered from the challenging lending environment. We trimmed the position over the summer, but the stock's valuation remained very inexpensive at fiscal year-end and we believe the company stands to benefit when the mortgage market calms. We bought Hovnanian Enterprises, a homebuilder, at what appeared to be the valuation low point in the cycle. However, homebuilder stocks have remained weak amid the severe housing slowdown. We believe prices of these stocks now adequately reflect the possibility of an extended housing downturn. At the start of the period, Capital One Financial was primarily considered a credit card company, but subsequently moved further into the banking arena through two acquisitions, and we are optimistic about Capital One Financial's longer term potential.

Q: How did the fixed income portion of the Fund perform?

A: The Fund benefited from the fixed income portfolio's duration positioning, which we tactically adjusted throughout the year as interest rates moved away from our estimate of their fair value. Duration is a measure of a portfolio's sensitivity to changes in interest rates.

--------------------------------------------------------------------------------

 8 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Effective selection of bond issues in core sectors, including mortgage-backed securities, corporate bonds and commercial mortgage-backed securities, also had a positive impact on results. A modest position in high yield bonds was advantageous, as the sector outperformed the broader bond market.

   The portfolio's holdings of high yield bank loans performed well early in the period, but gave back those gains during the bond market's summer sell-off. Sector allocation among high quality bonds also hurt overall performance. We emphasized non-Treasury sectors, which underperformed comparable Treasuries. Nearly all of this underperformance occurred in the final three months of the fiscal year as the severe liquidity crunch led investors to seek safety in Treasuries.

   IN THE CURRENT ENVIRONMENT, OUR GOAL FOR THE FIXED INCOME PORTFOLIO IS TO MAINTAIN AN ATTRACTIVE YIELD PROFILE WITH AN EMPHASIS ON HIGHER QUALITY ASSETS.


Q: What changes did you make to the Fund and how is it currently positioned?

A: The most notable change was an increase in its energy exposure. We started the year with an energy position smaller than the Russell Index because we were concerned that exploration activity would increase supply, while slower economic growth would reduce demand. However, supply has not grown significantly and economic growth has been stronger than expected, leading us to increase the energy allocation, while still keeping it smaller than the Russell Index.

   We trimmed exposure to the information technology sector because these stocks, in general, have performed well and now appear somewhat expensive to us. We still see potential in the sector and the position remains larger than that of the Russell Index. We increased exposure to industrials in response to earnings growth that has been better than expected and valuations that have become more reasonable.

   In the fixed income segment, we capitalized on weaknesses in commercial mortgage-backed securities and mortgage-backed securities to add to portfolio positions. In particular, we added AAA-rated non-agency mortgage bonds. We modestly increased the portfolio's high yield exposure in both bonds and bank loans, and reduced our overweight to investment grade corporate bonds, opting instead to increase holdings of AAA-rated commercial mortgage-backed securities.

--------------------------------------------------------------------------------

                              RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q: How do you intend to position the Fund's equity portion in the coming months?

A: We intend to continue to implement our preference for larger companies over smaller companies, capitalizing on opportunities to invest in companies with traditional growth characteristics that are trading at what we believe to be attractive valuations and focusing on higher quality companies.

   As a result, the equity portfolio's weightings in the information technology, consumer discretionary and health care sectors may be larger than those of the Russell Index. The portfolio's positions in the financials, utilities and consumer staples sectors may be smaller than the positions in the Russell Index.

Q: How do you intend to position the Fund's fixed income portion in the coming months?

A: We believe inflation is still the Federal Reserve's most serious challenge.
   Without significant relief from energy prices, it appears that any further near-term easing of monetary policy -- for example, additional cuts in the Fed funds rate -- may need to be undone in 2008. We also believe the economy will grow at an above-trend pace through the end of 2008, driven by strong consumer spending.

   Given this scenario, we expect the fixed income portfolio's duration, or interest rate risk, will be less than that of the Lehman Index. The portfolio has smaller positions in Treasuries and agency bonds than the Lehman Index. Conversely, the portfolio has a larger position in mortgage-backed securities because we think they should perform well based on our belief that interest rates, while not shifting sharply in either direction, will likely move higher. We believe commercial mortgage-backed securities offer a more favorable risk/return profile than investment grade corporate bonds and have added modestly to the portfolio's high yield bond exposure as current valuations look more attractive to us. In the current environment, our goal for the fixed income portfolio is to maintain an attractive yield profile with an emphasis on higher quality assets.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/1/97 to 9/30/07) as compared to the performance of three widely cited performance indices, the Russell 1000 Value Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index, as well as a Blended Index consisting of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Sept. 30, 2007                 1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(5)
RIVERSOURCE BALANCED FUND
(INCLUDES SALES CHARGE)
 Class A  Cumulative value of $10,000     $10,516    $12,531    $16,296    $12,067      $2,321,087
        Average annual total return         +5.16%     +7.81%    +10.26%     +1.90%         +8.41%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $11,445    $15,308    $22,946    $23,249             N/A
        Average annual total return        +14.45%    +15.25%    +18.07%     +8.80%            N/A
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000       $10,514    $11,203    $12,243    $17,855             N/A
        Average annual total return         +5.14%     +3.86%     +4.13%     +5.97%            N/A
BLENDED INDEX(3)
        Cumulative value of $10,000       $11,066    $13,540    $17,964    $21,478             N/A
        Average annual total return        +10.66%    +10.63%    +12.43%     +7.94%            N/A
LIPPER BALANCED FUNDS INDEX(4)
        Cumulative value of $10,000       $11,319    $13,456    $17,435    $18,634             N/A
        Average annual total return        +13.19%    +10.40%    +11.76%     +6.42%            N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND LINE GRAPH)

                                 RIVERSOURCE
                             BALANCED FUND CLASS                         LEHMAN BROTHERS
                              A (INCLUDES SALES    RUSSELL 1000 VALUE    AGGREGATE BOND                          LIPPER BALANCED
                                   CHARGE)              INDEX(1)            INDEX(2)        BLENDED INDEX(3)      FUND INDEX(4)
                             -------------------   ------------------    ---------------    ----------------     ---------------
'97                              $ 9,425                $10,000              $10,000              $10,000              $10,000
'98                                9,491                 10,359               11,151               10,728               10,482
'99                               10,603                 12,298               11,110               11,905               11,895
'00                               11,004                 13,394               11,886               12,918               13,217
'01                                8,029                 12,201               13,426               12,857               11,851
'02                                6,981                 10,133               14,580               11,957               10,686
'03                                8,154                 12,602               15,369               13,965               12,523
'04                                9,077                 15,188               15,935               15,864               13,848
'05                                9,881                 17,723               16,381               17,617               15,240
'06                               10,816                 20,314               16,982               19,409               16,462
'07                               12,067                 23,249               17,855               21,478               18,634

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.
(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(5) Fund data is from April 16, 1940. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index, Russell 1000 Value Index, Blended Index and Lipper peer group.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,044.70          $5.30           1.04%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.75          $5.24           1.04%
 Class B
   Actual(b)                   $1,000         $1,041.70          $9.21           1.81%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.91          $9.10           1.81%
 Class C
   Actual(b)                   $1,000         $1,042.10          $9.11           1.79%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.01          $9.00           1.79%
 Class R4*
   Actual(b)                   $1,000         $1,046.20          $4.80            .94%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.24          $4.73            .94%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 3\0, 2007: +4.47% for Class A, +4.17% for Class B, +4.21% for Class C and +4.62% for Class R4.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (62.6%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.0%)
Boeing                                               45,401              $4,766,651
DRS Technologies                                     19,494               1,074,509
General Dynamics                                     18,196               1,537,016
Goodrich                                             67,522               4,607,026
Honeywell Intl                                      112,217               6,673,545
L-3 Communications Holdings                          21,443               2,190,188
Lockheed Martin                                      41,995               4,556,038
Northrop Grumman                                     33,016               2,575,248
United Technologies                                  39,211               3,155,701
                                                                    ---------------
Total                                                                    31,135,922
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
BMW                                                  11,346(c)              731,743
Fiat                                                 25,097(c)              759,018
                                                                    ---------------
Total                                                                     1,490,761
-----------------------------------------------------------------------------------

BEVERAGES (0.7%)
Coca-Cola                                            60,679               3,487,221
Constellation Brands Cl A                            13,522(b)              327,368
PepsiCo                                              44,964               3,294,063
                                                                    ---------------
Total                                                                     7,108,652
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Amgen                                                12,931(b)              731,507
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                71,147               1,648,476
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.2%)
Apollo Mgmt LP                                       71,000(b,t)          1,792,750
Bank of New York Mellon                              80,669               3,560,730
Bear Stearns Companies                                8,839               1,085,518
Franklin Resources                                    5,414                 690,285
Goldman Sachs Group                                  14,181               3,073,590
KKR Private Equity Investors LP Unit                 48,780                 951,210
Lehman Brothers Holdings                            113,050               6,978,576

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CAPITAL MARKETS (CONT.)
Merrill Lynch & Co                                   90,283              $6,435,372
Morgan Stanley                                       82,081               5,171,103
Oaktree Capital Group LLC Cl A Unit                  32,000(b,d,t)        1,184,000
State Street                                         15,800               1,076,928
T Rowe Price Group                                   21,465               1,195,386
                                                                    ---------------
Total                                                                    33,195,448
-----------------------------------------------------------------------------------

CHEMICALS (0.9%)
Ashland                                              10,640                 640,634
Dow Chemical                                        116,642(g)            5,022,605
Eastman Chemical                                     20,792               1,387,450
EI du Pont de Nemours & Co                           54,568               2,704,390
                                                                    ---------------
Total                                                                     9,755,079
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
Fifth Third Bancorp                                  18,210                 616,955
PNC Financial Services Group                         34,141               2,325,002
US Bancorp                                          109,543               3,563,434
Wachovia                                            153,085               7,677,212
Wells Fargo & Co                                    168,058               5,986,226
                                                                    ---------------
Total                                                                    20,168,829
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                       10,609                 604,925
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Avaya                                                51,787(b)              878,308
Cisco Systems                                       117,088(b)            3,876,784
Motorola                                            119,434               2,213,112
Nokia ADR                                            41,725(c)            1,582,629
QUALCOMM                                             25,801               1,090,350
Telefonaktiebolaget LM Ericsson ADR                  72,419(c)            2,882,276
                                                                    ---------------
Total                                                                    12,523,459
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (1.3%)
Dell                                                 29,488(b)             $813,869
Hewlett-Packard                                     115,520               5,751,741
IBM                                                  52,780               6,217,484
SanDisk                                              25,382(b)            1,398,548
                                                                    ---------------
Total                                                                    14,181,642
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                 7,329               1,055,229
KBR                                                  29,976(b)            1,162,170
                                                                    ---------------
Total                                                                     2,217,399
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                     51,585               3,062,601
Capital One Financial                                99,069               6,581,154
Discover Financial Services                          50,165(b)            1,043,432
                                                                    ---------------
Total                                                                    10,687,187
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                        12,248                 644,612
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.7%)
Bank of America                                     490,233              24,644,012
Citigroup                                           488,513              22,798,902
JPMorgan Chase & Co                                 296,848              13,601,575
                                                                    ---------------
Total                                                                    61,044,489
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T                                                394,663              16,698,191
Citizens Communications                              62,136                 889,788
Deutsche Telekom                                     77,437(c)            1,521,553
Verizon Communications                              309,361              13,698,505
Windstream                                           60,473                 853,879
                                                                    ---------------
Total                                                                    33,661,916
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)
Entergy                                              41,720               4,517,859
Exelon                                               70,693               5,327,425
FPL Group                                            17,184               1,046,162
Pinnacle West Capital                                14,453                 571,038
PPL                                                  34,957               1,618,509
Southern                                            127,112               4,611,623
                                                                    ---------------
Total                                                                    17,692,616
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                     52,130              $2,774,359
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics                                     27,391                 970,445
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
GlobalSantaFe                                         9,605                 730,172
Halliburton                                          40,322               1,548,365
Natl Oilwell Varco                                   11,435(b)            1,652,358
Pride Intl                                           26,702(b)              975,958
Transocean                                            9,996(b)            1,130,048
Weatherford Intl                                     25,086(b)            1,685,277
                                                                    ---------------
Total                                                                     7,722,178
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
CVS Caremark                                         62,986               2,496,135
Safeway                                              10,472                 346,728
Wal-Mart Stores                                      75,931               3,314,388
                                                                    ---------------
Total                                                                     6,157,251
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Campbell Soup                                        38,480               1,423,760
General Mills                                        26,382               1,530,420
Kellogg                                              59,261               3,318,616
Kraft Foods Cl A                                     76,622               2,644,225
                                                                    ---------------
Total                                                                     8,917,021
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                                40,915               1,939,371
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bausch & Lomb                                        10,595                 678,080
Boston Scientific                                   261,649(b)            3,650,003
Covidien                                             27,391(b,c)          1,136,706
                                                                    ---------------
Total                                                                     5,464,789
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)
Aetna                                                46,506               2,523,881
Cardinal Health                                      25,043               1,565,939
CIGNA                                                37,575               2,002,372
McKesson                                             15,061                 885,436
UnitedHealth Group                                   25,331               1,226,780
                                                                    ---------------
Total                                                                     8,204,408
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (0.8%)
Intl Game Technology                                 28,581              $1,231,841
Marriott Intl Cl A                                   39,465               1,715,544
McDonald's                                           68,297               3,720,137
Pinnacle Entertainment                               30,317(b)              825,532
Yum! Brands                                          20,589                 696,526
                                                                    ---------------
Total                                                                     8,189,580
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                               24,999                 664,223
DR Horton                                           122,104               1,564,153
Harman Intl Inds                                     12,221               1,057,361
Hovnanian Enterprises Cl A                          130,733(b,k)          1,449,829
Lennar Cl A                                          22,809                 516,624
Standard-Pacific                                     50,513(k)              277,316
                                                                    ---------------
Total                                                                     5,529,506
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                    44,719               3,189,359
Procter & Gamble                                     70,127               4,932,733
                                                                    ---------------
Total                                                                     8,122,092
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                   12,594               1,178,547
General Electric                                    380,049              15,734,028
Tyco Intl                                            36,370(c)            1,612,646
                                                                    ---------------
Total                                                                    18,525,221
-----------------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                                 100,689(c)            6,098,733
AFLAC                                                69,839               3,983,617
American Intl Group                                 196,529              13,295,186
Aon                                                  18,349                 822,219
Arch Capital Group                                   12,548(b,c)            933,697
Chubb                                                41,152               2,207,393
Endurance Specialty Holdings                         20,999(c)              872,508
Hartford Financial Services Group                    97,656               9,038,063
MetLife                                              33,686               2,348,925
Prudential Financial                                 74,314               7,251,560
XL Capital Cl A                                      15,911(c)            1,260,151
                                                                    ---------------
Total                                                                    48,112,052
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Liberty Media -- Interactive Cl A                    47,427(b,n)            911,073
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (0.5%)
Affiliated Computer Services Cl A                    47,944(b)           $2,408,707
Automatic Data Processing                            35,765               1,642,686
Electronic Data Systems                              37,263                 813,824
HCL Technologies                                     46,800(c)              353,766
                                                                    ---------------
Total                                                                     5,218,983
-----------------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                          35,724               2,801,833
Deere & Co                                           24,971               3,706,196
Flowserve                                            33,831               2,577,246
Ingersoll-Rand Cl A                                  19,939(c)            1,086,077
ITT                                                  10,377                 704,910
Parker Hannifin                                      26,633               2,978,368
                                                                    ---------------
Total                                                                    13,854,630
-----------------------------------------------------------------------------------

MEDIA (3.2%)
Comcast Cl A                                        148,392(b)            3,588,119
Comcast Special Cl A                                 95,731(b)            2,293,715
EchoStar Communications Cl A                         16,086(b)              752,986
News Corp Cl A                                      283,136               6,226,161
Time Warner                                         355,699               6,530,633
Viacom Cl B                                          52,521(b)            2,046,743
Virgin Media                                        219,349               5,323,600
Vivendi                                              80,690(c)            3,405,656
Walt Disney                                         110,151               3,788,093
                                                                    ---------------
Total                                                                    33,955,706
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Alcan                                                12,052(c)            1,206,164
Alcoa                                                62,998               2,464,482
                                                                    ---------------
Total                                                                     3,670,646
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
JC Penney                                            39,235               2,486,322
Macy's                                               26,998                 872,575
Target                                               39,147               2,488,575
                                                                    ---------------
Total                                                                     5,847,472
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Dominion Resources                                   28,839               2,431,128
Xcel Energy                                          88,065               1,896,920
                                                                    ---------------
Total                                                                     4,328,048
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

OIL, GAS & CONSUMABLE FUELS (7.8%)
Anadarko Petroleum                                   13,480                $724,550
BP ADR                                               50,758(c)            3,520,067
Chesapeake Energy                                    19,996                 705,059
Chevron                                             193,122              18,072,357
ConocoPhillips                                      151,846              13,327,523
Devon Energy                                         32,642               2,715,814
Exxon Mobil                                         382,852              35,436,780
Royal Dutch Shell ADR                                17,072(c)            1,402,977
Total                                                73,105(c)            5,943,793
Valero Energy                                         4,953                 332,743
XTO Energy                                           11,717                 724,579
                                                                    ---------------
Total                                                                    82,906,242
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Bowater                                              97,754(k)            1,458,490
Intl Paper                                           63,176               2,266,123
Weyerhaeuser                                         29,769               2,152,299
                                                                    ---------------
Total                                                                     5,876,912
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                        81,384               3,054,342
Herbalife                                            16,222(c)              737,452
                                                                    ---------------
Total                                                                     3,791,794
-----------------------------------------------------------------------------------

PHARMACEUTICALS (4.1%)
Bristol-Myers Squibb                                202,966               5,849,480
Eli Lilly & Co                                       29,548               1,682,168
Johnson & Johnson                                    45,501               2,989,416
Merck & Co                                          148,832               7,693,126
Novartis ADR                                         24,450(c)            1,343,772
Pfizer                                              700,187              17,105,568
Schering-Plough                                     111,819               3,536,835
Wyeth                                                78,400               3,492,720
                                                                    ---------------
Total                                                                    43,693,085
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Annaly Capital Management                            69,487               1,106,928
Apartment Investment & Management Cl A               26,474               1,194,772
                                                                    ---------------
Total                                                                     2,301,700
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Atmel                                               358,148(b)           $1,848,044
Cypress Semiconductor                                47,262(b)            1,380,523
Intel                                               146,032               3,776,388
LSI                                                 141,082(b)            1,046,828
Spansion Cl A                                       273,065(b)            2,307,399
Texas Instruments                                    12,571                 459,973
United Microelectronics ADR                          47,053(c)              168,920
                                                                    ---------------
Total                                                                    10,988,075
-----------------------------------------------------------------------------------

SOFTWARE (0.7%)
ACI Worldwide                                        11,443(b)              255,751
BEA Systems                                          60,608(b,g)            840,633
Microsoft                                           136,476               4,020,583
Oracle                                               64,265(b)            1,391,337
Quest Software                                       22,985(b)              394,423
                                                                    ---------------
Total                                                                     6,902,727
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Gap                                                  38,362                 707,395
Home Depot                                           38,039               1,233,985
Limited Brands                                       26,592                 608,691
Lowe's Companies                                     92,299               2,586,218
Penske Automotive Group                              16,788                 339,789
TJX Companies                                        56,009               1,628,182
                                                                    ---------------
Total                                                                     7,104,260
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial                               334,440               6,357,704
Fannie Mae                                           91,464               5,561,926
Freddie Mac                                          94,695               5,587,952
                                                                    ---------------
Total                                                                    17,507,582
-----------------------------------------------------------------------------------

TOBACCO (0.8%)
Altria Group                                        132,398               9,205,633
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
ALLTEL                                               50,984               3,552,565
Sprint Nextel                                       254,714               4,839,566
Vodafone Group ADR                                   86,193(c)            3,128,806
                                                                    ---------------
Total                                                                    11,520,937
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $530,485,075)                                                   $658,706,697
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  19

BONDS (36.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

FOREIGN AGENCIES (--%)
Pemex Project Funding Master Trust
  06-15-35                           6.63%         $155,000(c)             $159,724
-----------------------------------------------------------------------------------

SOVEREIGN (0.1%)(C)
Republic of Argentina
  09-12-13                           7.00           108,000                  94,230
Republic of Colombia
  01-27-17                           7.38           100,000                 108,750
Republic of Indonesia
  10-12-35                           8.50           100,000(d)              118,000
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25       930,000,000                 106,563
Republic of Philippines
  01-14-31                           7.75           100,000                 110,750
Republic of Turkey
  09-26-16                           7.00           100,000                 101,875
  04-03-18                           6.75           105,000(e)              104,699
  03-17-36                           6.88           100,000                  95,375
Republic of Uruguay
  05-17-17                           9.25           100,000                 118,499
Republic of Venezuela
  10-08-14                           8.50            87,000                  87,218
                                                                    ---------------
Total                                                                     1,045,959
-----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.0%)
Federal Farm Credit Bank
  10-10-08                           4.25         1,775,000               1,770,041
  10-17-12                           4.50         1,700,000               1,691,126
Federal Home Loan Bank
  10-22-10                           4.38         1,640,000               1,632,539
Federal Home Loan Mtge Corp
  07-12-10                           4.13            32,000                  31,749
  03-15-31                           6.75         1,750,000               2,096,320
  04-16-37                           6.00         5,730,000               5,768,997
Federal Natl Mtge Assn
  07-15-08                           3.88           700,000                 695,476
  10-15-08                           4.50         1,555,000               1,559,082
  05-15-10                           4.13           415,000                 411,856
  02-16-12                           5.00         3,260,000               3,309,275
  05-18-12                           4.88         4,480,000               4,527,085
  01-15-30                           7.13         3,265,000               4,050,428
  11-15-30                           6.63         1,430,000               1,684,989
  07-15-37                           5.63         1,895,000               1,967,427

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
  09-30-09                           4.00%       $3,650,000(e)           $3,652,281
  08-31-12                           4.13           210,000                 209,147
  09-30-12                           4.25         4,080,000(e)            4,083,505
  08-15-17                           4.75         1,200,000               1,216,126
  02-15-26                           6.00         4,563,000               5,167,598
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         7,908,360(p)            7,794,607
                                                                    ---------------
Total                                                                    53,319,654
-----------------------------------------------------------------------------------

ASSET-BACKED (1.2%)
AmeriCredit Auto Receivables Trust
 Series 2007-DF Cl A3A(FSA)
  07-06-12                           5.49           775,000(j)              774,656
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           600,000                 600,000
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.86         1,300,000(d,i)          1,288,906
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           350,000(d)              351,285
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75           300,000                 301,068
Citibank Credit Card Issuance Trust
 Series 2007-A8 Cl A8
  09-20-19                           5.65         1,000,000                 990,830
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62         2,150,000(o)              172,000
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92           700,000                 664,212
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                           5.69           650,000                 641,107
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.39           283,844(i)              276,510

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
Series 2007-7 Cl 2A2
  10-25-37                           5.29%       $1,200,000(i)           $1,188,750
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         1,350,000(d,j)          1,358,217
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           400,000(d,j)            396,802
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.89         1,350,000(o)              281,536
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         1,900,000(o)              487,787
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90           800,000(o)              222,528
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            15,413                  15,413
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           600,000                 594,318
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31           190,000                 151,281
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66           125,000                 100,146
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01           180,000                 140,877
Residential Asset Securities
 Series 2006-KS1 Cl A2
  01-25-31                           5.27         1,280,000(i)            1,271,800

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45%         $575,000(d)             $573,091
                                                                    ---------------
Total                                                                    12,843,120
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.7%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02           650,000                 647,871
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         1,625,000               1,596,804
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57           900,000                 883,061
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           825,000                 808,723
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68         1,650,000               1,683,698
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           427,883(d)              423,880
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43           350,000                 343,173
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.89         1,450,000               1,455,354
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.40           375,000                 373,105
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03         1,218,119               1,246,270
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           6.07           300,000(d,i)            296,457
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                           6.01         1,550,000               1,579,557
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           5.93         1,350,000(d,i)          1,349,104

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Credit Suisse Mtge Capital Ctfs
Series 2006-C2 Cl A3
  03-15-39                           5.85%       $1,500,000              $1,519,301
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.91           750,000                 758,259
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18         1,050,000               1,075,791
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           475,000                 456,830
Federal Natl Mtge Assn #385683
  02-01-13                           4.83           853,221                 841,676
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           400,000                 397,635
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44         2,700,000               2,668,134
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           775,000                 772,576
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.65           950,000(d,i)            928,475
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99         1,550,000               1,567,394
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           575,000                 572,505
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           494,610                 483,923
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           472,990                 465,095
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           950,000                 920,022
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18           550,000                 541,160

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48%       $1,211,954              $1,191,295
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.34           650,000                 634,229
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48           650,000                 647,697
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,000,000               1,000,537
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79           650,000                 656,396
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20           525,000(d)              503,620
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42         2,000,000               1,955,155
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56         1,000,000                 989,005
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           650,000                 623,389
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,100,000               1,087,581
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           6.06           600,000                 613,167
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37           600,000                 586,947
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           700,000                 685,727
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           575,000                 569,553
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           700,000                 686,574

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
Series 2006-T23 Cl AAB
  08-12-41                           5.97%         $475,000                $484,459
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  07-11-17                           5.88           700,000                 719,628
TIAA Retail Commercial Trust
 Series 2007-C4 Cl A3
  08-15-39                           6.10         1,100,000(c)            1,121,647
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         2,125,000(d)            2,079,158
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           625,000                 603,002
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           600,000                 591,676
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77         1,550,000               1,556,473
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           700,000                 697,882
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31         1,100,000               1,078,437
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51         2,275,000               2,237,469
                                                                    ---------------
Total                                                                    50,256,536
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (16.7%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           959,947(h)              966,014
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94         1,106,513(h)            1,107,321
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19           989,354(h)            1,007,401

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                           6.00%         $766,157                $752,045
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           500,993                 483,615
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         2,300,172               2,273,548
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25            94,810(d)               89,122
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.89           793,937(h)              796,939
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.09           875,000(d,h)            839,367
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                           6.00         1,691,623(h)            1,656,733
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                           6.50         1,201,679               1,218,953
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           795,574(o)              133,489
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           482,627                 465,886
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50           765,207                 772,092

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2005-54CB Cl 3A7
  11-25-35                           5.50%         $774,594                $781,561
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50         1,250,810               1,256,704
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           704,193                 733,525
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           457,274                 458,293
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         1,261,793               1,269,838
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00         1,154,184               1,134,533
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00         1,300,000               1,319,682
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00         1,721,769               1,736,455
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           881,595(d)              930,859
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           679,344(h)              676,470
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                           6.50         2,476,053               2,442,394

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                           6.00%       $1,292,758(h)           $1,270,034
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                           4.58         5,487,328(o)               49,729
Federal Home Loan Mtge Corp
  10-01-37                           6.50         3,500,000(e)            3,562,342
Federal Home Loan Mtge Corp #1J1484
  02-01-37                           5.59         2,624,440(h)            2,638,883
Federal Home Loan Mtge Corp #300779
  07-01-08                           6.75             2,308                   2,317
Federal Home Loan Mtge Corp #C59161
  10-01-31                           6.00         1,141,071               1,148,962
Federal Home Loan Mtge Corp #C65869
  04-01-32                           6.00           773,844                 779,195
Federal Home Loan Mtge Corp #C67723
  06-01-32                           7.00           771,317                 805,188
Federal Home Loan Mtge Corp #C79925
  06-01-33                           5.50         1,749,803               1,718,299
Federal Home Loan Mtge Corp #E01419
  05-01-18                           5.50           398,321                 398,399
Federal Home Loan Mtge Corp #E93097
  12-01-17                           5.50         1,183,223               1,183,442
Federal Home Loan Mtge Corp #E98725
  08-01-18                           5.00           613,861                 603,747
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00         1,267,581               1,246,540
Federal Home Loan Mtge Corp #G01441
  07-01-32                           7.00         1,187,476               1,231,087
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00         3,149,657               3,177,316
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         4,186,178               3,999,756
Federal Home Loan Mtge Corp #G11302
  07-01-17                           7.00         1,209,298               1,252,653
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           8.64           603,137(o)              157,946

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Interest Only
Series 2590 Cl BI
  02-15-14                          10.67%         $149,507(o)               $3,713
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          23.46           577,999(o)               12,352
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          14.50           885,413(o)               51,824
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1614 Cl MZ
 Trust Series Z
  11-15-23                           6.50            50,265(m)               51,715
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50         1,130,829               1,138,515
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50           475,563                 489,956
Federal Natl Mtge Assn
  10-01-37                           5.00         7,000,000(e)            6,676,250
  10-01-37                           5.50        11,775,000(e)           11,532,142
  10-01-37                           6.00        10,500,000(e)           10,513,126
  10-01-37                           6.50         3,000,000(e)            3,054,375
  10-01-37                           7.00         2,500,000(e)            2,578,900
Federal Natl Mtge Assn #190988
  06-01-24                           9.00           203,640                 217,598
Federal Natl Mtge Assn #250322
  08-01-25                           7.50           365,754                 384,060
Federal Natl Mtge Assn #254236
  03-01-17                           6.50           662,409                 678,826
Federal Natl Mtge Assn #254383
  06-01-32                           7.50           255,638                 266,827
Federal Natl Mtge Assn #254916
  09-01-23                           5.50         1,185,192               1,172,874

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #545008
  06-01-31                           7.00%       $1,007,704              $1,052,772
Federal Natl Mtge Assn #545869
  07-01-32                           6.50           200,456                 205,674
Federal Natl Mtge Assn #555375
  04-01-33                           6.00         2,052,329               2,069,873
Federal Natl Mtge Assn #555376
  04-01-18                           4.50         1,359,724               1,312,705
Federal Natl Mtge Assn #555458
  05-01-33                           5.50         1,080,536               1,061,962
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         2,019,113               2,030,994
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           900,695                 871,339
Federal Natl Mtge Assn #653730
  09-01-32                           6.50           680,511                 698,627
Federal Natl Mtge Assn #654686
  11-01-32                           6.00         1,245,516               1,252,868
Federal Natl Mtge Assn #662061
  09-01-32                           6.50           480,637                 492,252
Federal Natl Mtge Assn #667604
  10-01-32                           5.50         2,077,304               2,041,200
Federal Natl Mtge Assn #670387
  08-01-32                           7.00           134,087                 139,729
Federal Natl Mtge Assn #674764
  01-01-33                           6.00         1,690,985               1,703,870
Federal Natl Mtge Assn #678028
  09-01-17                           6.00         2,058,480               2,090,335
Federal Natl Mtge Assn #678946
  02-01-18                           5.50           766,228                 767,314
Federal Natl Mtge Assn #688002
  03-01-33                           5.50         1,008,760                 992,081
Federal Natl Mtge Assn #688691
  03-01-33                           5.50           459,879                 451,732
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           616,140                 606,899
Federal Natl Mtge Assn #701937
  04-01-33                           6.00           788,791                 792,774
Federal Natl Mtge Assn #705096
  06-01-18                           5.00         1,720,053               1,692,115
Federal Natl Mtge Assn #712057
  07-01-18                           4.50           391,132                 377,607
Federal Natl Mtge Assn #720070
  07-01-23                           5.50         1,601,143               1,584,502

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  25

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #720378
  06-01-18                           4.50%         $665,814                $642,790
Federal Natl Mtge Assn #725232
  03-01-34                           5.00         2,990,425               2,862,636
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         2,998,120               2,945,411
Federal Natl Mtge Assn #725684
  05-01-18                           6.00         1,339,417               1,361,078
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         3,795,761               3,725,515
Federal Natl Mtge Assn #731019
  07-01-33                           5.50           903,042                 887,541
Federal Natl Mtge Assn #732094
  08-01-18                           5.50           799,897                 800,991
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         3,106,953               2,971,512
Federal Natl Mtge Assn #735841
  11-01-19                           4.50         1,165,025               1,122,839
Federal Natl Mtge Assn #745079
  12-01-20                           5.00           986,976                 967,705
Federal Natl Mtge Assn #745563
  08-01-34                           5.50         2,635,063               2,588,382
Federal Natl Mtge Assn #747339
  10-01-23                           5.50         1,280,949               1,269,011
Federal Natl Mtge Assn #747584
  11-01-28                           5.50         1,141,720               1,124,597
Federal Natl Mtge Assn #753085
  12-01-33                           6.50         1,024,857               1,049,594
Federal Natl Mtge Assn #759342
  01-01-34                           6.50         1,245,090               1,275,561
Federal Natl Mtge Assn #768117
  08-01-34                           5.43           466,722(h)              463,666
Federal Natl Mtge Assn #776962
  04-01-29                           5.00         1,677,708               1,609,774
Federal Natl Mtge Assn #785506
  06-01-34                           5.00         2,944,833               2,816,460
Federal Natl Mtge Assn #804442
  12-01-34                           6.50           675,239                 689,663
Federal Natl Mtge Assn #837258
  09-01-35                           4.93           476,224(h)              477,857
Federal Natl Mtge Assn #851246
  04-01-36                           6.50         1,692,856               1,728,146
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         2,382,855               2,324,618

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #886054
  07-01-36                           7.00%       $1,230,252              $1,274,689
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                          63.85            37,505(o)                  181
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          11.04         1,961,698(o)              471,350
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          10.85           484,279(o)               88,338
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                           9.48           380,911(o)               55,704
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           8.59         2,207,896(o)              582,332
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                           9.47         3,312,066(o,u)            247,875
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           420,117                 445,802
Govt Natl Mtge Assn #604708
  10-15-33                           5.50         1,031,285               1,018,338
Govt Natl Mtge Assn #616257
  02-15-34                           5.00         1,206,969               1,169,146
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
  08-20-32                          11.49           765,732(o)              146,745

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn
Collateralized Mtge Obligation
Interest Only
Series 2002-80 Cl CI
  01-20-32                          22.03%         $120,206(o)              $11,180
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.84           737,506(h)              709,124
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            54,348(d)               53,804
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50        12,965,377(o)               81,034
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            55,956(d)               55,677
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                           7.00            81,704(d)               81,474
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           166,350(d)              160,324
Lehman XS Net Interest Margin Nts
 Series 2006-AR8 Cl A1
  10-28-46                           6.25            52,284(d)               52,120
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50         3,707,161               3,770,166
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00           776,175                 756,287
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00         1,008,445                 998,179

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00%       $1,742,862              $1,720,082
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00           848,918                 819,681
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                           6.05            65,061(d)               64,573
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           907,897                 925,162
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.94         1,463,099(h)            1,437,380
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50         1,672,241               1,618,450
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                           7.10         4,755,990(o)               29,725
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50         1,171,425               1,113,580
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           714,149(h)              710,565
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.94           722,710(h)              723,906

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  27

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
Collateralized Mtge Obligation
Series 2005-10 Cl A1
  10-25-35                           5.00%       $1,824,162              $1,728,375
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50         1,546,202               1,506,581
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.02           689,236(h)              692,084
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11         1,518,787(h)            1,494,704
                                                                    ---------------
Total                                                                   176,161,015
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
Communications & Power Inds
  02-01-12                           8.00            25,000                  25,438
DRS Technologies
  11-01-13                           6.88           200,000                 200,000
  02-01-18                           7.63           250,000                 255,000
L-3 Communications
  01-15-15                           5.88           215,000                 206,400
L-3 Communications
 Series B
  10-15-15                           6.38           240,000                 235,800
TransDigm
  07-15-14                           7.75            25,000                  25,250
                                                                    ---------------
Total                                                                       947,888
-----------------------------------------------------------------------------------

BANKING (0.9%)
JPMorgan Chase & Co
 Sub Nts
  10-01-15                           5.15         1,535,000               1,471,882
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00         1,290,000               1,302,505
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         2,095,000               2,013,745
Popular North America
 Sr Nts
  10-01-08                           3.88         4,040,000               3,966,885

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BANKING (CONT.)
Regions Bank
 Sub Nts
  06-26-37                           6.45%         $685,000                $706,064
                                                                    ---------------
Total                                                                     9,461,081
-----------------------------------------------------------------------------------

BROKERAGE (0.4%)
Discover Financial Services
  06-12-17                           6.45           495,000(d)              474,042
Lehman Brothers Holdings
 Sr Nts
  07-19-12                           6.00         1,565,000               1,589,259
Lehman Brothers Holdings
 Sr Unsecured
  09-26-14                           6.20         1,705,000               1,711,753
                                                                    ---------------
Total                                                                     3,775,054
-----------------------------------------------------------------------------------

CHEMICALS (0.1%)
NALCO
 Sr Unsecured
  11-15-11                           7.75           690,000                 703,800
NewMarket
  12-15-16                           7.13           240,000                 232,800
                                                                    ---------------
Total                                                                       936,600
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Visant
  10-01-12                           7.63            35,000                  35,613
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (--%)
Baldor Electric
  02-15-17                           8.63           370,000                 388,500
-----------------------------------------------------------------------------------

ELECTRIC (1.3%)
CMS Energy
 Sr Unsub
  07-17-17                           6.55           350,000                 339,430
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00           187,000                 181,620
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80         1,680,000               1,671,988
Duke Energy Carolinas LLC
 Sr Unsub Series D
  03-01-10                           7.38         1,095,000               1,146,025

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Entergy Gulf States
1st Mtge
  06-01-08                           3.60%         $785,000                $772,764
Exelon
  06-15-10                           4.45         1,710,000               1,672,164
Exelon Generation LLC
 Sr Unsecured
  10-01-17                           6.20           755,000                 755,609
Florida Power
 1st Mtge
  09-15-37                           6.35           530,000                 540,157
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           645,000                 616,201
IPALCO Enterprises
 Secured
  11-14-08                           8.38           500,000                 510,000
  11-14-11                           8.63           135,000                 142,763
Majapahit Holding
  10-17-16                           7.75           100,000(c,d)            101,250
Metropolitan Edison
 Sr Nts
  03-15-10                           4.45           260,000                 256,452
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                           8.56            23,374                  25,011
Nevada Power
 Series M
  03-15-16                           5.95           285,000                 278,547
Northern States Power
 Sr Nts
  08-01-09                           6.88           965,000                 995,972
NRG Energy
  02-01-14                           7.25           125,000                 125,313
  01-15-17                           7.38           120,000                 120,000
Pacificorp
 1st Mtge
  10-15-37                           6.25           700,000(e)              705,775
Portland General Electric
  03-15-10                           7.88           420,000                 447,925
Potomac Electric Power
 Secured
  06-01-35                           5.40           425,000                 375,770

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88%         $280,000                $288,774
Sierra Pacific Power
 Series M
  05-15-16                           6.00         1,215,000               1,188,659
Xcel Energy
 Sr Nts
  07-01-08                           3.40           200,000                 197,344
                                                                    ---------------
Total                                                                    13,455,513
-----------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
 Secured
  06-01-17                           6.88           175,000                 175,875
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.7%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         3,980,000(d)            3,924,205
ConAgra Foods
 Sr Unsecured
  09-15-11                           6.75           430,000                 449,476
Cott Beverages USA
  12-15-11                           8.00           375,000                 369,375
Del Monte
  02-15-15                           6.75            30,000                  28,800
HJ Heinz
  12-01-08                           6.43           800,000(d)              812,656
Molson Coors Capital Finance
  09-22-10                           4.85         1,605,000(c)            1,580,358
                                                                    ---------------
Total                                                                     7,164,870
-----------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00           105,000                 107,100
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                           6.63           100,000                  98,000
                                                                    ---------------
Total                                                                       205,100
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00           575,000                 564,438
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  29

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GAS PIPELINES (0.4%)
CenterPoint Energy Resources
  02-15-11                           7.75%         $520,000                $552,724
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80         1,405,000               1,454,473
El Paso
 Sr Sub Nts
  06-15-14                           6.88           214,000                 215,978
Northern Natural Gas
 Sr Unsecured
  02-15-37                           5.80           185,000(d)              174,607
Northwest Pipeline
 Sr Unsecured
  04-15-17                           5.95           225,000                 217,688
Southern Natural Gas
  04-01-17                           5.90           765,000(d)              744,493
Southern Star Central
 Sr Nts
  03-01-16                           6.75           210,000                 200,813
Transcontinental Gas Pipe Line
 Series B
  08-15-11                           7.00           385,000                 399,438
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                           6.40           136,000                 136,680
Williams Companies
 Sr Nts
  07-15-19                           7.63           339,000                 363,154
                                                                    ---------------
Total                                                                     4,460,048
-----------------------------------------------------------------------------------

HEALTH CARE (0.1%)
Coventry Health Care Sr Unsecured
  08-15-14                           6.30           240,000                 239,882
Omnicare
  12-15-13                           6.75           365,000                 340,363
  12-15-15                           6.88            50,000                  46,250
                                                                    ---------------
Total                                                                       626,495
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
UnitedHealth Group
  06-15-37                           6.50           750,000(d)              764,782

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE INSURANCE (CONT.)
WellPoint
 Sr Unsub
  01-15-36                           5.85%         $780,000                $717,510
  06-15-37                           6.38           360,000                 352,170
                                                                    ---------------
Total                                                                     1,834,462
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (--%)
DR Horton
 Sr Unsub
  04-15-16                           6.50            35,000                  30,657
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.5%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95         1,160,000               1,148,874
Canadian Natural Resources
  05-15-17                           5.70           260,000(c)              253,806
  03-15-38                           6.25           540,000(c)              520,922
Chesapeake Energy
  01-15-16                           6.63           705,000                 701,475
  01-15-18                           6.25           135,000                 130,275
Denbury Resources
  04-01-13                           7.50            35,000                  35,788
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50            25,000                  25,625
EnCana
  11-01-11                           6.30           855,000(c)              883,824
EnCana
 Sr Nts
  10-15-13                           4.75           120,000(c)              114,254
EnCana
 Sr Unsecured
  08-15-37                           6.63           380,000(c)              389,847
Forest Oil
 Sr Nts
  06-15-19                           7.25            35,000(d)               35,000
Range Resources
  03-15-15                           6.38            70,000                  68,250
  05-15-16                           7.50            20,000                  20,400
XTO Energy
 Sr Unsecured
  06-30-15                           5.30           140,000                 134,589
  08-01-37                           6.75           830,000                 861,432
                                                                    ---------------
Total                                                                     5,324,361
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

INTEGRATED ENERGY (0.1%)
ConocoPhillips
  03-15-28                           7.13%         $200,000                $205,422
Marathon Oil
  10-01-37                           6.60           535,000                 549,113
                                                                    ---------------
Total                                                                       754,535
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
  03-15-37                           6.45         1,720,000               1,698,036
Comcast MO of Delaware LLC
  09-01-08                           9.00         1,100,000               1,135,051
CSC Holdings
 Sr Nts Series B
  07-15-09                           8.13           405,000                 412,088
EchoStar DBS
  10-01-13                           7.00            30,000                  30,675
  10-01-14                           6.63            61,000                  61,305
  02-01-16                           7.13           125,000                 128,438
Quebecor Media
  03-15-16                           7.75            40,000(c,d,e)           38,200
Videotron Ltee
  01-15-14                           6.88           185,000(c)              181,763
                                                                    ---------------
Total                                                                     3,685,556
-----------------------------------------------------------------------------------

MEDIA NON CABLE (0.7%)
British Sky Broadcasting Group
  02-23-09                           6.88         1,515,000(c)            1,550,303
Dex Media East LLC/Finance
  11-15-09                           9.88           100,000                 102,625
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                           8.50            70,000                  71,925
News America
  12-15-35                           6.40         1,680,000               1,622,472
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75           320,000(d)              332,000
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                           6.88            90,000                  85,050
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                           6.88            47,000                  44,415

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13%       $1,965,000              $1,950,393
Sinclair Broadcast Group
  03-15-12                           8.00           100,000                 102,250
Thomson
 Sr Unsecured
  10-01-14                           5.70         1,095,000(c,e)          1,085,364
                                                                    ---------------
Total                                                                     6,946,797
-----------------------------------------------------------------------------------

METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25           460,000                 496,800
  04-01-17                           8.38            75,000                  81,938
Peabody Energy
  11-01-16                           7.38           255,000                 269,025
Peabody Energy
 Series B
  03-15-13                           6.88            70,000                  70,700
                                                                    ---------------
Total                                                                       918,463
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Gaz Capital for Gazprom
 Sr Nts
  11-22-16                           6.21           100,000(c,d)             98,500
OPTI Canada
 Secured
  12-15-14                           7.88           325,000(c,d)            325,000
                                                                    ---------------
Total                                                                       423,500
-----------------------------------------------------------------------------------

PACKAGING (0.1%)
Ball
  03-15-18                           6.63            30,000                  29,475
Crown Americas LLC/Capital
  11-15-13                           7.63            90,000                  92,363
  11-15-15                           7.75           225,000                 232,313
Owens-Brockway Glass Container
  05-15-13                           8.25           430,000                 445,049
                                                                    ---------------
Total                                                                       799,200
-----------------------------------------------------------------------------------

PAPER (0.1%)
Cascades
 Sr Nts
  02-15-13                           7.25           115,000(c)              112,700

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  31

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
PAPER (CONT.)
NewPage
  05-01-12                          10.00%         $265,000                $278,912
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           265,000                 260,363
                                                                    ---------------
Total                                                                       651,975
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25           890,000                 861,787
-----------------------------------------------------------------------------------

RAILROADS (0.2%)
Burlington Northern Santa Fe
  05-01-37                           6.15           790,000(g)              762,852
Canadian Pacific Railway
  05-15-37                           5.95           425,000(c)              392,427
CSX
 Sr Nts
  03-15-13                           5.75           905,000                 908,162
                                                                    ---------------
Total                                                                     2,063,441
-----------------------------------------------------------------------------------

REITS (0.1%)
Brandywine Operating Partnership LP
  05-01-17                           5.70           595,000                 560,663
ERP Operating LP
  06-15-17                           5.75           930,000                 889,312
                                                                    ---------------
Total                                                                     1,449,975
-----------------------------------------------------------------------------------

RETAILERS (0.4%)
Home Depot
 Sr Unsecured
  12-16-36                           5.88         1,730,000               1,477,695
Kohl's
 Sr Unsecured
  12-15-17                           6.25           970,000                 968,988
Macy's Retail Holdings
  07-15-09                           4.80         2,050,000               2,036,597
                                                                    ---------------
Total                                                                     4,483,280
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

TRANSPORTATION SERVICES (--%)
Hertz
  01-01-14                           8.88%         $240,000                $247,200
-----------------------------------------------------------------------------------

WIRELESS (--%)
American Tower
 Sr Nts
  10-15-12                           7.13            30,000                  30,675
-----------------------------------------------------------------------------------

WIRELINES (1.7%)
AT&T
  03-15-11                           6.25         2,135,000               2,196,962
AT&T
 Sr Unsub
  09-15-09                           4.13           565,000                 555,807
Citizens Communications
 Sr Unsecured
  03-15-19                           7.13            50,000                  49,250
Telecom Italia Capital
  11-15-13                           5.25         1,860,000(c)            1,805,126
  11-15-33                           6.38           350,000(c)              337,780
Telefonica Europe
  09-15-10                           7.75         2,195,000(c)            2,343,821
TELUS
  06-01-11                           8.00         4,935,000(c)            5,340,746
Verizon New York
 Series A
  04-01-12                           6.88         2,920,000               3,075,943
Verizon Pennsylvania
 Series A
  11-15-11                           5.65         1,040,000               1,048,372
Windstream
  08-01-16                           8.63           625,000                 666,406
  03-15-19                           7.00            50,000                  48,750
                                                                    ---------------
Total                                                                    17,468,963
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $384,714,603)                                                   $383,957,910
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND                         COUPON       PRINCIPAL
TITLE OF ISSUE                      RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%       $1,905,000              $1,768,545
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,904,810)                                                       $1,768,545
-----------------------------------------------------------------------------------

SENIOR LOANS (1.1%)(q)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

CHEMICALS (--%)
Celanese
 Term Loan
  04-06-14                        5.67-7.11%       $419,138(c)            $409,393
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Jarden
 Tranche B Term Loan
  TBD                                   TBD         765,000(e,v)           749,226
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
Aramark
 Letter of Credit
  01-26-14                             5.36          30,906                 30,293
Aramark
 Term Loan
  08-08-13                             7.36         439,292                430,576
Pinnacle Foods Finance
 Term Loan
  04-02-14                        7.94-7.95         375,000                362,111
                                                                   ---------------
Total                                                                      822,980
----------------------------------------------------------------------------------

GAMING (--%)
Fontainebleau Las Vegas
 Term Loan
  06-06-14                             8.95         264,886                252,304
  TBD                                   TBD         132,443(e,r,v)         125,821
                                                                   ---------------
Total                                                                      378,125
----------------------------------------------------------------------------------

HEALTH CARE (0.4%)
Community Health
 Delayed Draw Term Loan
  TBD                                   TBD          59,087(e,r,v)          57,952

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
HEALTH CARE (CONT.)
Community Health
 Term Loan
  07-25-14                             7.76%       $895,913               $878,693
HCA
 Tranche B Term Loan
  01-21-13                             7.61       1,880,550              1,840,155
Vanguard Health System
 Term Loan
  TBD                                   TBD         380,000(e,v)           367,414
                                                                   ---------------
Total                                                                    3,144,214
----------------------------------------------------------------------------------

LIFE INSURANCE (--%)
Asurion
 Term Loan
  07-03-14                             8.36         540,000                525,150
----------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Charter Communications
 Term Loan
  03-06-14                             7.13         885,000                854,759
Univision
 Delayed Draw Term Loan
  TBD                                   TBD          51,342(e,r,v)          48,861
Univision
 Term Loan
  09-23-14                             7.61         798,658                754,732
                                                                   ---------------
Total                                                                    1,658,352
----------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
Idearc
 Term Loan
  TBD                                   TBD         725,000(e,v)           711,522
Nielsen Finance VNU
 Tranche B Term Loan
  08-09-13                             7.36         784,622(c)             759,907
                                                                   ---------------
Total                                                                    1,471,429
----------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser
 1st Lien Term Loan
  05-04-14                        7.63-8.01         297,000                291,803
----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  33

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

PAPER (0.1%)
Domtar
 Tranche B Term Loan
  03-07-14                             7.19%       $220,500(c)            $215,373
Georgia Pacific
 Tranche B Term Loan
  TBD                                   TBD         499,239(e,v)           489,344
                                                                   ---------------
Total                                                                      704,717
----------------------------------------------------------------------------------

RETAILERS (--%)
Neiman Marcus Group
 Tranche B Term Loan
  04-06-13                             7.45         238,971                235,286
----------------------------------------------------------------------------------

TECHNOLOGY (--%)
West Corp
 Tranche B Term Loan
  10-24-13                        7.50-7.88%        396,015                387,600
----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

WIRELINES (--%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61%       $485,000               $473,481
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $11,504,369)                                                    $11,251,756
----------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)(l)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 40,257,318(s)          $40,257,318
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $40,257,318)                                                     $40,257,318
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $968,866,175)(w)                                              $1,095,942,226
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2007, the value of foreign securities represented 6.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2007, the value of these securities amounted to $21,003,050 or 2.0% of net assets.

(e) At Sept. 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $50,407,178.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

 34 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

(g) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Long Bond, Dec. 2007, 20-year                                $2,100,000
U.S. Treasury Note, Dec. 2007, 2-year                             10,600,000
U.S. Treasury Note, Dec. 2007, 5-year                             19,900,000
U.S. Treasury Note, Dec. 2007, 10-year                             5,400,000

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(k) At Sept. 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(l) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.2% of net assets. See Note 6 to the financial statements. The Fund's cash equivalent position is 3.6% of net assets.

(m) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(n) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(o) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2007.

(p) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  35

(r) At Sept. 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                 UNFUNDED
BORROWER                                                        COMMITMENT
--------------------------------------------------------------------------
Community Health                                                 $ 59,087
Fontainebleau Las Vegas                                           132,112
Univision Communications                                           51,342
--------------------------------------------------------------------------
Total                                                            $242,541
--------------------------------------------------------------------------

(s)  Affiliated Money Market Fund -- See Note 9 to the financial statements.

(t)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
Apollo Mgmt LP                                  08-02-07                $1,704,000
Oaktree Capital Group LLC Cl A Unit*     05-21-07 thru 07-19-07          1,375,240

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(u) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Sept. 30, 2007. At Sept. 30, 2007, the value of inverse floaters represented 0.02% of net assets.

(v) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(w) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $973,864,112 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $141,430,931
Unrealized depreciation                                            (19,352,817)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $122,078,114
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 36 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $928,608,857)         $1,055,684,908
   Affiliated money market fund (identified cost
   $40,257,318) (Note 8)                                            40,257,318
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $968,866,175)                                                 1,095,942,226
Foreign currency holdings (identified cost $13,285) (Note 1)            16,297
Capital shares receivable                                              135,869
Dividends and accrued interest receivable                            3,821,751
Receivable for investment securities sold                            9,828,885
Variation margin receivable                                             11,672
Unrealized appreciation on forward foreign currency
   contracts (Note 7)                                                      480
Unrealized appreciation on swap transactions (Note 8)                  177,266
------------------------------------------------------------------------------
Total assets                                                     1,109,934,446
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         55,997
Capital shares payable                                               1,380,746
Payable for investment securities purchased                         54,070,928
Payable upon return of securities loaned (Note 6)                    2,340,000
Unrealized depreciation on swap transactions (Note 8)                      187
Accrued investment management services fee                              15,287
Accrued distribution fee                                               401,529
Accrued transfer agency fee                                              3,702
Accrued administrative services fee                                      1,651
Accrued plan administration services fee                                27,001
Other accrued expenses                                                 166,726
------------------------------------------------------------------------------
Total liabilities                                                   58,463,754
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,051,470,692
==============================================================================

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  37

SEPT. 30, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      917,486
Additional paid-in capital                                       1,622,520,172
Undistributed net investment income                                    979,425
Accumulated net realized gain (loss) (Note 12)                    (700,096,927)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Notes 5, 7 and 8)                                   127,150,536
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,051,470,692
==============================================================================

Net assets applicable to outstanding
   shares:                                Class A                             $  928,530,399
                                          Class B                             $   51,600,913
                                          Class C                             $    5,095,786
                                          Class R4                            $   66,243,594
Net asset value per share of outstanding
   capital stock:                         Class A shares(1)     80,993,116    $        11.46
                                          Class B shares         4,530,330    $        11.39
                                          Class C shares           447,856    $        11.38
                                          Class R4 shares        5,777,310    $        11.47
--------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 6)                                                                   $    2,167,800
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $12.16. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 38 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Income:
Dividends                                                       $ 15,199,892
Interest                                                          19,817,728
Income distributions from affiliated money market fund (Note
   9)                                                              1,964,539
Fee income from securities lending (Note 6)                           50,764
   Less foreign taxes withheld                                       (89,080)
----------------------------------------------------------------------------
Total income                                                      36,943,843
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 6,315,077
Distribution fee
   Class A                                                         2,372,601
   Class B                                                           664,087
   Class C                                                            47,138
Transfer agency fee
   Class A                                                         1,327,773
   Class B                                                           102,254
   Class C                                                             6,915
   Class R4                                                           54,779
Service fee -- Class R4                                               20,951
Administrative services fee                                          623,784
Plan administration services fee -- Class R4                         142,164
Compensation of board members                                         20,014
Custodian fees                                                       192,424
Printing and postage                                                 173,695
Registration fees                                                     35,665
Professional fees                                                     53,780
Other                                                                 28,392
----------------------------------------------------------------------------
Total expenses                                                    12,181,493
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (13,765)
----------------------------------------------------------------------------
                                                                  12,167,728
   Earnings and bank fee credits on cash balances (Note 2)          (121,758)
----------------------------------------------------------------------------
Total net expenses                                                12,045,970
----------------------------------------------------------------------------
Investment income (loss) -- net                                   24,897,873
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  39

YEAR ENDED SEPT. 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 79,391,176
   Foreign currency transactions                                      (8,913)
   Futures contracts                                                (652,692)
   Swap transactions                                                (787,922)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           77,941,649
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          19,798,105
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             97,739,754
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $122,637,627
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 40 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                        2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   24,897,873    $   28,010,943
Net realized gain (loss) on investments                    77,941,649        94,084,580
Net change in unrealized appreciation (depreciation)
   on investments
   and on translation of assets and liabilities in
      foreign currencies                                   19,798,105       (17,850,159)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             122,637,627       104,245,364
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (22,608,527)      (22,361,417)
      Class B                                              (1,068,645)       (1,228,618)
      Class C                                                 (80,488)          (58,597)
      Class R4                                             (1,849,535)       (3,199,596)
---------------------------------------------------------------------------------------
Total distributions                                       (25,607,195)      (26,848,228)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 52,210,031        44,096,239
   Class B shares                                           7,209,884         6,926,206
   Class C shares                                           1,463,152           654,859
   Class R4 shares                                          8,134,920         7,169,137
Fund merger (Note 11)
   Class A shares                                                 N/A        69,056,992
   Class B shares                                                 N/A        25,083,460
   Class C shares                                                 N/A         1,603,216
   Class R4 shares                                                N/A        37,181,593
Reinvestment of distributions at net asset value
   Class A shares                                          19,775,408        19,449,862
   Class B shares                                           1,045,199         1,200,976
   Class C shares                                              77,212            57,079
   Class R4 shares                                          1,849,492         3,199,508
Payments for redemptions
   Class A shares                                        (184,678,740)     (227,532,466)
   Class B shares (Note 2)                                (32,849,311)      (49,179,201)
   Class C shares (Note 2)                                 (1,039,487)       (1,536,159)
   Class R4 shares                                        (90,858,581)      (80,991,204)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (217,660,821)     (143,559,903)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (120,630,389)      (66,162,767)
Net assets at beginning of year                         1,172,101,081     1,238,263,848
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,051,470,692    $1,172,101,081
=======================================================================================
Undistributed net investment income                    $      979,425    $    2,562,856
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Balanced Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally

--------------------------------------------------------------------------------

 42 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of RiverSource Investments, LLC (the Investment Manager), will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Sept. 30, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Sept. 30, 2007 was $2,976,750 representing 0.28% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  43
liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2007, the Fund has entered into outstanding when-issued securities of $49,358,066 and other forward-commitments of $1,049,112.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Investments in securities." At Sept. 30, 2007, the Fund has entered into unfunded loan commitments of $242,541.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Sept. 30, 2007, the Fund had no outstanding option contracts.

--------------------------------------------------------------------------------

 44 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2007, foreign currency holdings were entirely comprised of Swedish krona.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  45

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Sept. 30, 2007, the Fund had no outstanding forward sale commitments.

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of operations. At Sept. 30, 2007, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

--------------------------------------------------------------------------------

 46 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  47
certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $874,109 and accumulated net realized loss has been decreased by $874,109.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $22,608,527    $22,361,417
      Long-term capital gain..................             --             --
CLASS B
Distributions paid from:
      Ordinary income.........................      1,068,645      1,228,618
      Long-term capital gain..................             --             --
CLASS C
Distributions paid from:
      Ordinary income.........................         80,488         58,597
      Long-term capital gain..................             --             --
CLASS R4*
Distributions paid from:
      Ordinary income.........................      1,849,535      3,199,596
      Long-term capital gain..................             --             --

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $   1,310,387
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(695,010,276)
Unrealized appreciation (depreciation)...................    $ 121,732,923

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years

--------------------------------------------------------------------------------

 48 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the funds last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Balanced Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $520,967

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  49
for the year ended Sept. 30, 2007. The management fee for the year ended Sept. 30, 2007, was 0.58% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2007, was 0.06% of the Fund's average daily net assets.

Other expenses in the amount of $6,921 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

--------------------------------------------------------------------------------

 50 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $434,091 for Class A, $39,823 for Class B and $788 for Class C for the year ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Sept. 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), were 0.94% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $13,765 for Class R4. In addition, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2008, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.90% of the Fund's average daily net assets for Class R4, unless sooner terminated at the discretion of the Board.

During the year ended Sept. 30, 2007, the Fund's custodian and transfer agency fees were reduced by $121,758 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  51

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,343,099,632 and $1,537,111,211, respectively, for the year ended Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                              YEAR ENDED SEPT. 30, 2007
                                         ISSUED FOR                           NET
                                         REINVESTED                        INCREASE
                              SOLD      DISTRIBUTIONS    REDEEMED         (DECREASE)
-----------------------------------------------------------------------------------------
Class A                     4,617,850     1,763,665     (16,546,762)      (10,165,247)
Class B                       648,970        94,040      (2,896,628)       (2,153,618)
Class C                       131,567         6,935         (93,235)           45,267
Class R4*                     730,462       165,129      (8,352,148)       (7,456,557)
-----------------------------------------------------------------------------------------

                                                     YEAR ENDED SEPT. 30, 2006
                                                ISSUED FOR                           NET
                                     FUND       REINVESTED                        INCREASE
                         SOLD       MERGER     DISTRIBUTIONS    REDEEMED         (DECREASE)
------------------------------------------------------------------------------------------------
Class A                4,408,687   6,845,907     1,930,371     (22,589,688)      (9,404,723)
Class B                  696,587   2,502,967       120,393      (4,942,981)      (1,623,034)
Class C                   65,821     160,053         5,708        (153,038)          78,544
Class R4*                709,904   3,686,312       317,358      (8,143,763)      (3,430,189)
------------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2007, investments in securities included securities valued at $534,195 that were pledged as collateral to cover initial margin deposits on 327 open sale contracts. The notional market value of the open sale contracts at Sept. 30, 2007 was $40,512,110 with a net unrealized loss of $110,847. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is

--------------------------------------------------------------------------------

 52 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2007, securities valued at $2,167,800 were on loan to brokers. For collateral, the Fund received $2,340,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $50,764 for the year ended Sept. 30, 2007. Expenses paid to the Investment Manager were $4,195 for the year ended Sept. 30, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FORWARD FOREIGN CURRENCY CONTRACTS

At Sept. 30, 2007, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract, if any, is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                         CURRENCY TO        CURRENCY TO        UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED       BE RECEIVED       APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------
Oct. 2, 2007                 109,188           997,428,791        $480             $--
                         U.S. Dollar     Indonesian Rupiah
------------------------------------------------------------------------------------------

8. SWAP CONTRACTS

At Sept. 30, 2007, the Fund had the following open credit default swap contracts:

                       REFERENCED        BUY/SELL    FIXED    TERMINATION    NOTIONAL    UNREALIZED     UNREALIZED
COUNTERPARTY             ENTITY         PROTECTION   RATE         DATE        AMOUNT    APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs      ConAgra Foods, Inc.     Buy       0.18%   Sept. 20, 2011  $430,000        $--           $122
Lehman Brothers
Special Financing  Encana Corp.            Buy       0.29%     Nov. 1, 2011   855,000        --              65
-------------------------------------------------------------------------------------------------------------------
Total                                                                                        $--           $187
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  53

At Sept. 30, 2007, the Fund had the following open CMBS total return swap contracts:

                            TERMINATION     NOTIONAL     UNREALIZED     UNREALIZED
                                DATE         AMOUNT     APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------
Receive total return on
Lehman Brothers
Aaa 8.5+ Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 0.25%
Counterparty: Wachovia      Oct. 1, 2007   $4,950,000     $ 54,316          $--
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup     Nov. 1, 2007    1,050,000       30,016          --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR-BBA less
1.05%.
Counterparty: Wachovia      Dec. 1, 2007      925,000       26,456          --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup     Dec. 1, 2007    1,025,000       29,223          --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Wachovia      Jan. 1, 2008    1,050,000       30,070          --

--------------------------------------------------------------------------------

 54 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

                            TERMINATION     NOTIONAL     UNREALIZED     UNREALIZED
                                DATE         AMOUNT     APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR-BBA less
1.00%.
Counterparty: Citigroup     Jan. 1, 2008   $  300,000     $  7,185          $--
-----------------------------------------------------------------------------------
Total                                                     $177,266          $--
-----------------------------------------------------------------------------------

9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $402,576,259 and $417,908,925, respectively, for the year ended Sept. 30, 2007.

10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Sept. 30, 2007.

11. FUND MERGER

At the close of business on March 10, 2006, RiverSource Balanced Fund acquired the assets and assumed the identified liabilities of RiverSource Global Balanced Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  55

The aggregate net assets of RiverSource Balanced Fund immediately before the acquisition were $1,126,160,847 and the combined net assets immediately after the acquisition were $1,259,086,108.

The merger was accomplished by a tax-free exchange of 21,932,830 shares of RiverSource Global Balanced Fund valued at $132,925,261.

In exchange for the RiverSource Global Balanced Fund shares and net assets, RiverSource Balanced Fund issued the following number of shares:

                                                               SHARES
-----------------------------------------------------------------------
Class A                                                       6,845,907
Class B                                                       2,502,967
Class C                                                         160,053
Class Y                                                       3,686,312

RiverSource Global Balanced Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                     ACCUMULATED     TEMPORARY
                        TOTAL NET        CAPITAL       UNREALIZED    NET REALIZED   BOOK-TO-TAX
                          ASSETS          STOCK       APPRECIATION       LOSS       DIFFERENCES
-----------------------------------------------------------------------------------------------
RiverSource Global
 Balanced Fund         $132,925,261   $144,923,855    $14,691,458    $(25,723,963)   $(966,089)

12. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $695,010,276 at Sept. 30, 2007, that if not offset by capital gains will expire as follows:

  2009         2010           2011          2012
$757,502   $300,688,916   $368,676,980   $24,886,878

RiverSource Balanced Fund acquired $25,719,438 of capital loss carry-overs in connection with the RiverSource Global Balanced Fund merger (Note 11). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 56 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  57
federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 58 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

14. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.52          $9.84          $9.25          $8.47          $7.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26(b)         .24            .21            .19            .17
Net gains (losses) (both realized and
 unrealized)                                .95            .68            .61            .77           1.07
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.21            .92            .82            .96           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)          (.24)          (.23)          (.18)          (.17)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.46         $10.52          $9.84          $9.25          $8.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $929           $959           $990         $1,077         $1,125
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.07%          1.01%          1.03%          1.01%           .99%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.31%          2.42%          2.13%          2.01%          2.05%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    124%           126%           130%           131%           130%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.57%          9.46%          8.86%         11.32%         16.80%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  59

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.45          $9.78          $9.19          $8.41          $7.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17(b)         .16            .14            .11            .10
Net gains (losses) (both realized and
 unrealized)                                .95            .67            .59            .77           1.06
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.12            .83            .73            .88           1.16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.16)          (.14)          (.10)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.39         $10.45          $9.78          $9.19          $8.41
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $52            $70            $81           $113           $139
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.84%          1.78%          1.81%          1.78%          1.77%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.53%          1.63%          1.35%          1.23%          1.28%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    124%           126%           130%           131%           130%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          10.78%          8.54%          8.02%         10.51%         15.89%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 60 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.44          $9.77          $9.19          $8.41          $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17(b)         .16            .14            .12            .11
Net gains (losses) (both realized and
 unrealized)                                .96            .67            .59            .77           1.05
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.13            .83            .73            .89           1.16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)          (.16)          (.15)          (.11)          (.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.38         $10.44          $9.77          $9.19          $8.41
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $4             $3             $3             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.82%          1.78%          1.81%          1.78%          1.79%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.57%          1.61%          1.35%          1.25%          1.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    124%           126%           130%           131%           130%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          10.86%          8.58%          7.97%         10.57%         15.82%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  61

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.52          $9.84          $9.25          $8.46          $7.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .27(b)         .26            .23            .21            .18
Net gains (losses) (both realized and
 unrealized)                                .96            .68            .60            .77           1.06
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.23            .94            .83            .98           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.28)          (.26)          (.24)          (.19)          (.18)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.47         $10.52          $9.84          $9.25          $8.46
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $66           $139           $164           $182           $295
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .94%(e)        .83%           .87%           .85%           .83%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.40%          2.57%          2.29%          2.16%          2.22%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    124%           126%           130%           131%           130%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          11.79%          9.65%          9.05%         11.63%         16.85%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.96% for the year ended Sept. 30, 2007.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 62 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE BALANCED FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Balanced Fund (the
Fund) (one of the portfolios constituting the RiverSource Investment Series Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund of the RiverSource Investment Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/ Ernst & Young
LLP
Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  63

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          62.48%
      Dividends Received Deduction for corporations.........          58.30%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08794
March 26, 2007..............................................         0.05638
June 25, 2007...............................................         0.05629
Sept. 24, 2007..............................................         0.06859
Total distributions.........................................        $0.26920

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          62.48%
      Dividends Received Deduction for corporations.........          58.30%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06877
March 26, 2007..............................................         0.03399
June 25, 2007...............................................         0.03431
Sept. 24, 2007..............................................         0.04450
Total distributions.........................................        $0.18157

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          62.48%
      Dividends Received Deduction for corporations.........          58.30%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06983
March 26, 2007..............................................         0.03537
June 25, 2007...............................................         0.03507
Sept. 24, 2007..............................................         0.04800
Total distributions.........................................        $0.18827

--------------------------------------------------------------------------------

 64 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          62.48%
      Dividends Received Deduction for corporations.........          58.30%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09112
March 26, 2007..............................................         0.05892
June 25, 2007...............................................         0.05989
Sept. 24, 2007..............................................         0.07176
Total distributions.........................................        $0.28169

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 66 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  67

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 68 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  69

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 70 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  71
necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 72 RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Sept. 30, 2006 and the year ended Sept. 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                             RIVERSOURCE BALANCED FUND -- 2007 ANNUAL REPORT  73

     RIVERSOURCE(R) BALANCED FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.,
                                    Member FINRA, and managed by RiverSource Investments, LLC.
                                    These companies
       (RIVERSOURCE INVESTMENTS     are part of Ameriprise Financial, Inc.
       LOGO)                        (C) 2007 RiverSource Distributors, Inc.                                       S-6326 AC (11/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DIVERSIFIED EQUITY INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE DIVERSIFIED EQUITY
INCOME FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A HIGH LEVEL OF
CURRENT INCOME AND, AS A SECONDARY
OBJECTIVE, STEADY GROWTH OF
CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     19

Notes to Financial Statements.......     25

Report of Independent Registered
   Public Accounting Firm...........     47

Federal Income Tax Information......     48

Board Members and Officers..........     52

Approval of Investment Management
   Services Agreement...............     56

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                       Industrials         Energy        Telecommunication Services   Information Technology
22.6                                   19.20          14.60                              9.60                     7.20

Financials                       Health Care           Other(1)
22.6                                    7.00             19.80

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Materials 5.1%, Consumer Discretionary 4.6%, Consumer Staples 4.4%, Utilities 3.8% and Cash & Cash Equivalents(2) 1.9%.
(2) Of the 1.9%, 0.9% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

AT&T                                  3.9%
General Electric                      3.7%
Caterpillar                           2.8%
Citigroup                             2.6%
Bank of America                       2.6%
Chevron                               2.0%
XL Capital Cl A                       2.0%
Loews-Carolina Group                  1.9%
ConocoPhillips                        1.8%
Travelers Companies                   1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
--------------------------------------------------------------------------------

             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Warren Spitz                         23
Steve Schroll                        26
Laton Spahr, CFA                      9
Paul Stocking                        20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INDZX          10/15/90
Class B                     IDEBX          03/20/95
Class C                     ADECX          06/26/00
Class I                     ADIIX          03/04/04
Class R2                    RDEIX          12/11/06
Class R3                    RDERX          12/11/06
Class R4(1)                 IDQYX          03/20/95
Class R5                    RSEDX          12/11/06
Class W                        --          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $8.198 billion
Number of holdings                              123

--------------------------------------------------------------------------------

 4 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2007

                                  (BAR CHART)

RiverSource Diversified Equity Income Fund Class A
  (excluding sales charge)                             +20.98

Russell 1000R Value Index (unmanaged)                  +14.45

Lipper Equity Income Funds Index                       +15.23

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                    NET EXPENSES
Class A                                           1.00%                       1.00%
Class B                                           1.76%                       1.76%
Class C                                           1.76%                       1.76%
Class I                                           0.62%                       0.62%
Class R2(a)                                       1.43%                       1.43%
Class R3(a)                                       1.32%                       1.32%
Class R4(b)                                       0.93%                       0.91%(c)
Class R5(a)                                       0.73%                       0.73%
Class W(d)                                        1.05%                       1.05%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.02% for the year ended Sept. 30, 2007), will not exceed 0.89% for Class R4.
(d)  Inception date for Class W was Dec. 1, 2006.
--------------------------------------------------------------------------------

             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 10/15/90)        +20.98%   +19.91%   +22.91%   +10.00%     +13.37%
 Class B (inception 3/20/95)         +20.04%   +19.00%   +21.95%    +9.16%     +11.74%
 Class C (inception 6/26/00)         +20.04%   +19.01%   +21.95%      N/A      +10.76%
 Class I (inception 3/4/04)          +21.44%   +20.39%      N/A       N/A      +16.86%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +12.74%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +13.02%*
 Class R4** (inception 3/20/95)      +21.10%   +20.07%   +23.11%   +10.16%     +12.76%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +13.41%*
 Class W (inception 12/01/06)           N/A       N/A       N/A       N/A      +14.40%*

WITH SALES CHARGE
 Class A (inception 10/15/90)        +14.02%   +17.57%   +21.46%    +9.35%     +12.97%
 Class B (inception 3/20/95)         +15.04%   +18.05%   +21.77%    +9.16%     +11.74%
 Class C (inception 6/26/00)         +19.04%   +19.01%   +21.95%      N/A      +10.76%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Diversified Equity Income Fund's results and positioning for the 12 months ended Sept. 30, 2007.

Q: How did RiverSource Diversified Equity Income Fund perform for the 12 months ended Sept. 30, 2007?

A: RiverSource Diversified Equity Income Fund gained 20.98% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2007. The Fund outperformed the 14.45% advance of the Russell 1000(R) Value Index (Russell Index) as well as the 15.23% increase of the Lipper Equity Income Funds Index, representing the Fund's peer group.

   A NOTABLY MODEST ALLOCATION TO FINANCIALS, THE WORST PERFORMING SECTOR IN THE RUSSELL INDEX, BOOSTED THE FUND'S RETURN MOST RELATIVE TO THE RUSSELL INDEX.


Q: What factors most significantly affected the Fund's performance?

A: Both sector allocation and individual stock selection as a whole contributed to the Fund's outperformance. A notably modest allocation to financials, the worst performing sector in the Russell Index, boosted the Fund's return most relative to the Russell Index. Significant exposure to the energy sector and producer durables industry also contributed to the Fund's results, as both of these areas outpaced the Russell Index for the annual period. Oil services firms McDermott Intl and Schlumberger, machinery manufacturers Deere & Co and Caterpillar and specialty electronics giant Ingersoll-Rand were particularly strong performers. Elsewhere, in consumer staples, tobacco companies Loews-Carolina Group and Altria Group were also strong individual stock performers.

   Having only a modest position in the weak consumer discretionary sector proved prudent, but stock selection within this sector detracted from the Fund's results, with positions in media company Time Warner and retailers Wal-Mart Stores and Macy's disappointing. Further detracting from the Fund's performance was its small allocation to the integrated oils industry, the best performing component of the Russell Index for the annual period. In particular, modest exposure to the strongly performing Exxon Mobil hurt results. In autos and transportation, a sizable position in airline company U.S. Airways Group, which performed poorly, detracted from performance.

--------------------------------------------------------------------------------

             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the period?

A: We increased the Fund's positions in the producer durables industry and information technology sector. For example, we added to Fund positions in ABB, IBM and Intel. We reduced the Fund's allocations to the financials and consumer discretionary sectors. Within financials, we reduced the Fund's positions in commercial banks US Bancorp, Wachovia and Wells Fargo & Co. Lastly, we added Ford Motor to the Fund's portfolio, and we eliminated the Fund's holding in Exxon Mobil. Overall, the changes we made during the annual period were an acceleration of the Fund's re-emphasis on cyclical industries over consumer-related names. While fears of a consumer-led recession being on the horizon heightened amidst the housing slowdown and credit market turmoil, the prospects for industries related to global infrastructure improved and a move back towards technology stocks appeared to be in the early stages. Many expect there to be increased spending for technology-related goods and services by businesses flush with cash from strong earnings growth over the past several years.

   OVERALL, THE CHANGES WE MADE DURING THE ANNUAL PERIOD WERE AN ACCELERATION OF THE FUND'S RE-EMPHASIS ON CYCLICAL INDUSTRIES OVER CONSUMER-RELATED NAMES.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: During the past several months, the global macroeconomic environment has grown increasingly uncertain. In response to this uncertainty, we have increased our emphasis on bottom-up stock selection. This focus has recently led us to new ideas in sectors such as health care and information technology, which we believe will complement well the Fund's sustained greater exposure to cyclical industries, including basic materials, producer durables and energy. At the same time, we intend to further reduce the Fund's already modest exposure to financial services in favor of these more attractive sectors given ongoing concerns regarding the capital and credit markets in the U.S.

--------------------------------------------------------------------------------

 8 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations and we intend to generally invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Equity Income Fund Class A shares (from 10/01/97 to 9/30/07) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Sept. 30, 2007                 1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,402    $16,251    $26,434    $24,451       $79,104
        Average annual total return        +14.02%    +17.57%    +21.46%     +9.35%       +12.97%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $11,445    $15,308    $22,946    $23,249       $90,925
        Average annual total return        +14.45%    +15.25%    +18.07%     +8.80%       +13.94%
LIPPER EQUITY INCOME FUNDS INDEX(2)
        Cumulative value of $10,000       $11,523    $14,660    $20,680    $19,491       $63,046
        Average annual total return        +15.23%    +13.60%    +15.64%     +6.90%       +11.50%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND LINE GRAPH)

                                               RIVERSOURCE DIVERSIFIED
                                              EQUITY INCOME FUND CLASS                                    LIPPER EQUITY INCOME
                                              A (INCLUDES SALES CHARGE)   RUSSELL 1000 VALUE INDEX(1)         FUNDS INDEX(2)
                                              -------------------------   ---------------------------   ------------------------
97                                                   $ 9,425                       $10,000                      $10,000
98                                                     9,220                        10,359                       10,129
99                                                    10,804                        12,296                       11,482
00                                                    11,415                        13,394                       12,412
01                                                    10,613                        12,201                       11,318
02                                                     8,716                        10,133                        9,423
03                                                    11,520                        12,602                       11,353
04                                                    14,180                        15,188                       13,293
05                                                    17,617                        17,723                       15,090
06                                                    20,211                        20,314                       16,915
07                                                    24,451                        23,249                       19,491

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 15, 1990. Russell 1000 Value Index and Lipper peer group data is from Nov. 1, 1990.
--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,113.40          $5.27           1.00%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.95          $5.04           1.00%
 Class B
   Actual(b)                   $1,000         $1,108.20          $9.20           1.75%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.21          $8.80           1.75%
 Class C
   Actual(b)                   $1,000         $1,108.70          $9.25           1.76%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.16          $8.85           1.76%
 Class I
   Actual(b)                   $1,000         $1,114.70          $3.27            .62%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.84          $3.13            .62%
 Class R2
   Actual(b)                   $1,000         $1,111.20          $7.63           1.45%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.70          $7.29           1.45%
 Class R3
   Actual(b)                   $1,000         $1,112.90          $6.95           1.32%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.35          $6.64           1.32%
 Class R4*
   Actual(b)                   $1,000         $1,113.00          $4.74            .90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.44          $4.53            .90%
 Class R5
   Actual(b)                   $1,000         $1,115.20          $3.85            .73%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.29          $3.68            .73%

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  13

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                   $1,000         $1,112.90          $5.64           1.07%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.60          $5.39           1.07%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2007: +11.34% for Class A, +10.82% for Class B, +10.87% for Class C, +11.47% for Class I, +11.12% for Class R2, +11.29% for Class R3, +11.30% for Class R4, +11.52%.
     for Class R5 and +11.29% for Class W.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.1%)
Goodrich                                            572,683             $39,074,161
Honeywell Intl                                      912,105              54,242,884
                                                                    ---------------
Total                                                                    93,317,045
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
United Parcel Service Cl B                          476,785              35,806,554
-----------------------------------------------------------------------------------

AIRLINES (0.5%)
AMR                                                 751,354(b)           16,747,680
Continental Airlines Cl B                           345,320(b)           11,405,920
UAL                                                 123,094(b)            5,727,564
US Airways Group                                    404,798(b)           10,625,948
                                                                    ---------------
Total                                                                    44,507,112
-----------------------------------------------------------------------------------

AUTOMOBILES (1.8%)
Ford Motor                                       10,028,572(b,d)         85,142,576
General Motors                                    1,751,958(d)           64,296,859
                                                                    ---------------
Total                                                                   149,439,435
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Genentech                                           257,067(b)           20,056,367
-----------------------------------------------------------------------------------

CHEMICALS (3.1%)
Air Products & Chemicals                            299,583              29,287,234
Dow Chemical                                      2,382,930             102,608,966
EI du Pont de Nemours & Co                        2,499,876             123,893,854
                                                                    ---------------
Total                                                                   255,790,054
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.9%)
US Bancorp                                          730,240              23,754,707
Wachovia                                            691,273              34,667,341
Wells Fargo & Co                                    539,313              19,210,329
                                                                    ---------------
Total                                                                    77,632,377
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                    858,588              32,403,111
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)
Telefonaktiebolaget LM Ericsson ADR                 732,341(c)           29,147,172
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (2.7%)
Hewlett-Packard                                   2,057,823            $102,459,007
IBM                                                 981,858             115,662,873
                                                                    ---------------
Total                                                                   218,121,880
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Fluor                                               332,535              47,878,389
Insituform Technologies Cl A                        299,107(b,d)          4,555,400
                                                                    ---------------
Total                                                                    52,433,789
-----------------------------------------------------------------------------------

CONSUMER FINANCE (--%)
Discover Financial Services                         137,554(b)            2,861,123
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.9%)
Bank of America                                   4,239,471             213,118,207
Citigroup                                         4,665,537             217,740,612
JPMorgan Chase & Co                               1,208,037              55,352,255
                                                                    ---------------
Total                                                                   486,211,074
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (8.2%)
AT&T                                              7,637,892             323,159,210
BT Group                                          9,281,040(c)           58,296,201
Deutsche Telekom ADR                              5,806,995(c)          113,991,312
Telefonos de Mexico ADR Series L                  2,217,848(c)           72,900,664
Verizon Communications                            2,221,436              98,365,186
                                                                    ---------------
Total                                                                   666,712,573
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.0%)
Duke Energy                                         991,501(d)           18,531,154
Edison Intl                                         402,012              22,291,565
Exelon                                              637,783              48,063,327
FirstEnergy                                         668,713              42,356,281
FPL Group                                         1,094,583              66,638,214
Southern                                          1,323,826              48,028,407
                                                                    ---------------
Total                                                                   245,908,948
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
ABB ADR                                           2,607,251(c)           68,388,193
Hubbell Cl B                                        237,864              13,586,792
                                                                    ---------------
Total                                                                    81,974,985
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ENERGY EQUIPMENT & SERVICES (5.3%)
Baker Hughes                                      1,182,639(d)         $106,875,086
GlobalSantaFe                                     1,220,964              92,817,683
Halliburton                                       3,297,226             126,613,479
Schlumberger                                        996,678             104,651,190
                                                                    ---------------
Total                                                                   430,957,438
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Wal-Mart Stores                                     889,907              38,844,441
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Kraft Foods Cl A                                  1,242,398              42,875,155
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
CIGNA                                               614,902              32,768,128
Health Net                                          473,833(b)           25,610,674
Humana                                              493,092(b)           34,457,268
                                                                    ---------------
Total                                                                    92,836,070
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Royal Caribbean Cruises                             862,938              33,680,470
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Whirlpool                                           455,763              40,608,483
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (6.3%)
3M                                                  886,227              82,933,123
General Electric                                  7,351,463             304,350,568
McDermott Intl                                    2,238,934(b)          121,081,551
                                                                    ---------------
Total                                                                   508,365,242
-----------------------------------------------------------------------------------

INSURANCE (14.6%)
ACE                                               2,413,411(c)          146,180,304
Allstate                                          1,250,243              71,501,397
American Intl Group                               1,056,090              71,444,489
Aon                                               1,574,045              70,532,956
Axis Capital Holdings                             1,103,491(c)           42,936,835
Endurance Specialty Holdings                      1,207,219(c)           50,159,949
Everest Re Group                                    176,083(c)           19,411,390
Lincoln Natl                                        797,555              52,614,703
Loews                                             2,509,025             121,311,359
Marsh & McLennan Companies                        3,202,780              81,670,890
Montpelier Re Holdings                            1,832,303(c,d)         32,431,763
PartnerRe                                           328,801(c)           25,971,991
RenaissanceRe Holdings                              721,875(c)           47,217,844
Safeco                                              633,953              38,810,603
Torchmark                                            94,206               5,870,918

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Travelers Companies                               2,923,277            $147,157,764
XL Capital Cl A                                   2,051,359(c)          162,467,634
                                                                    ---------------
Total                                                                 1,187,692,789
-----------------------------------------------------------------------------------

IT SERVICES (0.6%)
Computer Sciences                                   362,300(b)           20,252,570
Electronic Data Systems                           1,200,143              26,211,123
                                                                    ---------------
Total                                                                    46,463,693
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak                                     1,408,198(d)           37,683,378
-----------------------------------------------------------------------------------

MACHINERY (8.8%)
Caterpillar                                       2,932,214             229,973,544
Deere & Co                                          820,734             121,813,340
Eaton                                               992,903              98,337,113
Illinois Tool Works                               1,134,960              67,689,014
Ingersoll-Rand Cl A                               2,103,833(c)          114,595,784
Parker Hannifin                                     699,207              78,192,319
                                                                    ---------------
Total                                                                   710,601,114
-----------------------------------------------------------------------------------

MEDIA (1.2%)
Comcast Cl A                                      1,535,210(b)           37,121,378
Idearc                                              191,115               6,014,389
RH Donnelley                                        379,701(b)           21,270,850
Time Warner                                       1,877,028              34,462,234
                                                                    ---------------
Total                                                                    98,868,851
-----------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcoa                                               923,981              36,146,137
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Macy's                                              617,467              19,956,533
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Dominion Resources                                  429,991              36,248,241
NiSource                                          1,392,154              26,645,828
                                                                    ---------------
Total                                                                    62,894,069
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.5%)
Anadarko Petroleum                                  501,843              26,974,061
Apache                                              378,945              34,127,787
BP ADR                                            1,346,766(c)           93,398,222
Chevron                                           1,762,323             164,918,185
ConocoPhillips                                    1,711,658             150,232,223
Devon Energy                                        169,159              14,074,029
EnCana                                              336,513(c)           20,813,329
Marathon Oil                                      1,863,568             106,260,647
Petroleo Brasileiro ADR                           1,025,560(c,d)         77,429,780
Pioneer Natural Resources                           522,474              23,500,881

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Spectra Energy                                      589,124             $14,421,756
Total ADR                                           590,591(c)           47,855,589
                                                                    ---------------
Total                                                                   774,006,489
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.5%)
Intl Paper                                        2,386,315              85,597,119
Weyerhaeuser                                        557,440              40,302,912
                                                                    ---------------
Total                                                                   125,900,031
-----------------------------------------------------------------------------------

PHARMACEUTICALS (5.4%)
Abbott Laboratories                                 923,436              49,514,638
Bristol-Myers Squibb                              1,245,191              35,886,405
Eli Lilly & Co                                      727,751              41,430,864
Johnson & Johnson                                   703,635              46,228,820
Merck & Co                                        1,844,015              95,317,135
Pfizer                                            3,387,371              82,753,474
Schering-Plough                                   1,401,921              44,342,761
Wyeth                                             1,040,306              46,345,632
                                                                    ---------------
Total                                                                   441,819,729
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Burlington Northern Santa Fe                        150,851              12,244,576
Union Pacific                                       109,230              12,349,543
                                                                    ---------------
Total                                                                    24,594,119
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Intel                                             4,201,915             108,661,522
STMicroelectronics                                2,360,233(c)           39,533,903
Taiwan Semiconductor Mfg ADR                      5,152,061(c)           52,138,857
                                                                    ---------------
Total                                                                   200,334,282
-----------------------------------------------------------------------------------

SOFTWARE (1.2%)
Microsoft                                         3,447,302             101,557,517
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Fannie Mae                                        1,925,926             117,115,560
-----------------------------------------------------------------------------------

TOBACCO (3.4%)
Altria Group                                      1,779,153             123,704,508
Loews-Carolina Group                              1,917,221(f)          157,653,083
                                                                    ---------------
Total                                                                   281,357,591
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Sprint Nextel                                     4,525,072             $85,976,368
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $6,224,599,846)                                               $8,033,459,148
-----------------------------------------------------------------------------------

PREFERRED STOCKS (0.3%)
ISSUER                                            SHARES                   VALUE(A)
Schering-Plough 6.00% Cv                             80,000             $22,159,200
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $20,000,000)                                                     $22,159,200
-----------------------------------------------------------------------------------

BONDS (0.6%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (0.1%)
Calpine
 Sr Nts
 02-15-11                            8.50%      $6,000,000(b)            $6,840,000
-----------------------------------------------------------------------------------

WIRELINES (0.5%)
Qwest Communications Intl
 Sr Unsecured
 11-15-25                            3.50       24,573,000               40,422,094
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $29,771,706)                                                     $47,262,094
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.9%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                158,017,014(g)         $158,017,014
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $158,017,014)                                                   $158,017,014
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,432,388,566)(h)                                            $8,260,897,456
===================================================================================

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  17

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2007, the value of foreign securities represented 16.0% of net assets.

(d) At Sept. 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.9% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.0% of net assets.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $6,438,675,696 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation                                       $1,922,186,495
   Unrealized depreciation                                          (99,964,735)
   ----------------------------------------------------------------------------
   Net unrealized appreciation                                   $1,822,221,760
   ----------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $6,274,371,552)       $8,102,880,442
   Affiliated money market fund (identified cost
   $158,017,014) (Note 6)                                          158,017,014
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $6,432,388,566)                                               8,260,897,456
Cash                                                                    56,714
Capital shares receivable                                            8,751,833
Dividends and accrued interest receivable                            9,975,362
Receivable for investment securities sold                            2,323,769
------------------------------------------------------------------------------
Total assets                                                     8,282,005,134
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               6,107,088
Payable upon return of securities loaned (Note 5)                   72,964,800
Accrued investment management services fee                             120,423
Accrued distribution fee                                             3,110,165
Accrued transfer agency fee                                              4,056
Accrued administrative services fee                                     10,027
Accrued plan administration services fee                               107,601
Other accrued expenses                                               1,300,301
------------------------------------------------------------------------------
Total liabilities                                                   83,724,461
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $8,198,280,673
==============================================================================

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  19

SEPT. 30, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    5,716,717
Additional paid-in capital                                       5,695,477,160
Undistributed net investment income                                  6,080,105
Accumulated net realized gain (loss)                               662,497,801
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                    1,828,508,890
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $8,198,280,673
==============================================================================

Net assets applicable to outstanding
   shares:                                Class A                             $6,501,873,578
                                          Class B                             $1,113,206,377
                                          Class C                             $  113,516,275
                                          Class I                             $  131,741,947
                                          Class R2                            $       30,353
                                          Class R3                            $  118,360,158
                                          Class R4                            $  209,638,131
                                          Class R5                            $    9,908,675
                                          Class W                             $        5,179
Net asset value per share of outstanding
   capital stock:                         Class A shares(1)    453,432,458    $        14.34
                                          Class B shares        77,559,340    $        14.35
                                          Class C shares         7,925,624    $        14.32
                                          Class I shares         9,192,333    $        14.33
                                          Class R2 shares            2,118    $        14.33
                                          Class R3 shares        8,262,415    $        14.33
                                          Class R4 shares       14,606,415    $        14.35
                                          Class R5 shares          690,653    $        14.35
                                          Class W shares               361    $        14.35
--------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $   69,900,788
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $15.21. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPT. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  176,035,534
Interest                                                               987,786
Income distributions from affiliated money market fund (Note
   6)                                                                3,286,213
Fee income from securities lending (Note 5)                            769,187
   Less foreign taxes withheld                                      (1,452,009)
------------------------------------------------------------------------------
Total income                                                       179,626,711
------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  42,530,087
Distribution fee
   Class A                                                          15,091,455
   Class B                                                          12,454,200
   Class C                                                           1,006,485
   Class R2                                                                 37
   Class R3                                                             25,993
   Class W                                                                  10
Transfer agency fee
   Class A                                                           7,802,627
   Class B                                                           1,733,276
   Class C                                                             136,159
   Class R2                                                                  4
   Class R3                                                              5,199
   Class R4                                                             99,134
   Class R5                                                              1,552
   Class W                                                                   8
Service fee -- Class R4                                                 20,605
Administrative services fee                                          3,449,519
Plan administration services fee
   Class R2                                                                 18
   Class R3                                                             25,993
   Class R4                                                            369,015
Compensation of board members                                          135,752
Custodian fees                                                         485,412
Printing and postage                                                   844,913
Registration fees                                                      128,466
Professional fees                                                      155,990
Other                                                                  223,564
------------------------------------------------------------------------------
Total expenses                                                      86,725,473
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                          (30,046)
------------------------------------------------------------------------------
                                                                    86,695,427
   Earnings and bank fee credits on cash balances (Note 2)            (383,018)
------------------------------------------------------------------------------
Total net expenses                                                  86,312,409
------------------------------------------------------------------------------
Investment income (loss) -- net                                     93,314,302
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  21

YEAR ENDED SEPT. 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $  690,228,646
   Foreign currency transactions                                        23,913
------------------------------------------------------------------------------
Net realized gain (loss) on investments                            690,252,559
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                      667,391,845
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            1,357,644,404
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $1,450,958,706
==============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                        2007               2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $    93,314,302    $   75,748,406
Net realized gain (loss) on investments                    690,252,559       667,563,305
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       667,391,845        60,748,970
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            1,450,958,706       804,060,681
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (78,488,395)      (68,205,940)
      Class B                                               (6,416,839)       (4,062,432)
      Class C                                                 (569,347)         (287,993)
      Class I                                               (2,099,767)       (2,759,264)
      Class R2                                                    (127)              N/A
      Class R3                                                (426,738)              N/A
      Class R4                                              (2,453,523)       (1,276,419)
      Class R5                                                 (72,968)              N/A
      Class W                                                      (63)              N/A
   Net realized gain
      Class A                                             (493,880,849)     (175,899,802)
      Class B                                             (107,894,466)      (52,922,416)
      Class C                                               (8,054,454)       (2,748,210)
      Class I                                               (9,932,541)       (4,780,968)
      Class R2                                                    (418)              N/A
      Class R3                                                    (418)              N/A
      Class R4                                              (9,146,377)       (2,765,629)
      Class R5                                                    (418)              N/A
      Class W                                                     (423)              N/A
----------------------------------------------------------------------------------------
Total distributions                                       (719,438,131)     (315,709,073)
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED SEPT. 30,                                        2007               2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                             $ 1,141,884,962    $1,765,930,961
   Class B shares                                          134,880,774       308,425,141
   Class C shares                                           28,843,188        32,313,599
   Class I shares                                           14,742,374        70,245,448
   Class R2 shares                                              42,830               N/A
   Class R3 shares                                         119,943,918               N/A
   Class R4 shares                                         130,894,776        35,004,362
   Class R5 shares                                          10,000,505               N/A
   Class W shares                                                5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          561,141,213       238,684,013
   Class B shares                                          112,481,028        56,131,521
   Class C shares                                            8,344,099         2,954,211
   Class I shares                                           12,031,612         7,539,808
   Class R2 shares                                                  69               N/A
   Class R3 shares                                             426,668               N/A
   Class R4 shares                                          11,523,207         4,042,048
   Class R5 shares                                              72,888               N/A
Payments for redemptions
   Class A shares                                       (1,195,152,850)     (689,513,201)
   Class B shares (Note 2)                                (467,080,552)     (397,110,055)
   Class C shares (Note 2)                                 (19,732,820)      (12,897,208)
   Class I shares                                          (40,401,457)      (49,930,532)
   Class R2 shares                                             (13,401)              N/A
   Class R3 shares                                          (5,828,620)              N/A
   Class R4 shares                                         (47,875,264)       (7,647,072)
   Class R5 shares                                            (255,528)              N/A
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            510,918,619     1,364,173,044
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  1,242,439,194     1,852,524,652
Net assets at beginning of year                          6,955,841,479     5,103,316,827
----------------------------------------------------------------------------------------
Net assets at end of year                              $ 8,198,280,673    $6,955,841,479
========================================================================================
Undistributed net investment income                    $     6,080,105    $    3,269,657
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Diversified Equity Income Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Sept. 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Sept. 30, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  25

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also

--------------------------------------------------------------------------------

 26 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Sept. 30, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Sept. 30, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT 27 settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Sept. 30, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $23,913 and accumulated net realized gain has been decreased by $23,913.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $89,960,364    $80,456,308
      Long-term capital gain..................    482,408,880    163,649,434
CLASS B
Distributions paid from:
      Ordinary income.........................      8,923,660      7,748,162
      Long-term capital gain..................    105,387,645     49,236,686
CLASS C
Distributions paid from:
      Ordinary income.........................        756,427        479,389
      Long-term capital gain..................      7,867,374      2,556,814
CLASS I
Distributions paid from:
      Ordinary income.........................      2,330,465      3,092,230
      Long-term capital gain..................      9,701,843      4,448,002
CLASS R2(A)
Distributions paid from:
      Ordinary income.........................            137            N/A
      Long-term capital gain..................            408            N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income.........................        426,748            N/A
      Long-term capital gain..................            408            N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income.........................      2,665,961      1,469,029
      Long-term capital gain..................      8,933,939      2,573,019
CLASS R5(A)
Distributions paid from:
      Ordinary income.........................         72,978            N/A
      Long-term capital gain..................            408            N/A
CLASS W(C)
Distributions paid from:
      Ordinary income.........................             73            N/A
      Long-term capital gain..................            413            N/A

(a)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  29

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...........................    $   51,303,397
Undistributed accumulated long-term gain................    $  623,642,589
Unrealized appreciation (depreciation)..................    $1,822,140,810

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the funds last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,134,237 for the year ended Sept. 30, 2007. The management fee for the year ended Sept. 30, 2007, was 0.56% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2007, was 0.05% of the Fund's average daily net assets.

Other expenses in the amount of $63,957 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  31

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services, was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $8,756,953 for Class A, $778,521 for Class B and $18,336 for Class C for the year ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Sept. 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $30,046 for Class R4. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.89% for Class R4 of the Fund's average daily net assets, until Sept. 30, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Sept. 30, 2007, the Fund's custodian and transfer agency fees were reduced by $383,018 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,375,850,735 and $2,512,512,711, respectively, for the year ended Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  33

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                YEAR ENDED SEPT. 30, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                               SOLD        DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      83,344,400     43,286,940      (88,053,371)        38,577,969
Class B                       9,998,956      8,709,591      (33,321,765)       (14,613,218)
Class C                       2,127,210        646,604       (1,457,146)         1,316,668
Class I                       1,096,665        926,762       (2,996,223)          (972,796)
Class R2(a)                       3,080              5             (967)             2,118
Class R3(a)                   8,648,588         30,005         (416,178)         8,262,415
Class R4(b)                   9,887,299        883,989       (3,452,993)         7,318,295
Class R5(a)                     703,364          5,119          (17,830)           690,653
Class W(c)                          361             --               --                361
----------------------------------------------------------------------------------------------

                                                YEAR ENDED SEPT. 30, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                               SOLD        DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                     140,270,699     19,645,096      (54,773,877)       105,141,918
Class B                      24,642,507      4,650,068      (31,627,917)        (2,335,342)
Class C                       2,563,979        244,763       (1,025,685)         1,783,057
Class I                       5,567,673        619,466       (3,909,489)         2,277,650
Class R4(b)                   2,795,276        331,709         (609,980)         2,517,005
----------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2007, securities valued at $69,900,788 were on loan to brokers. For collateral, the Fund received $72,964,800 in cash. Cash collateral received is invested in an affiliated

--------------------------------------------------------------------------------

 34 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $769,187 for the year ended Sept. 30, 2007. Expenses paid to the Investment Manager were $17,994 for the year ended Sept. 30, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,620,303,648 and $1,613,906,757 respectively, for the year ended Sept. 30, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Sept. 30, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT 35 the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

 36 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  37

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.10         $12.11          $9.88          $8.14          $6.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18(b)         .18            .15            .15            .14
Net gains (losses) (both realized and
 unrealized)                               2.41           1.54           2.23           1.73           1.86
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.59           1.72           2.38           1.88           2.00
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.19)          (.15)          (.14)          (.12)
Distributions from realized gains         (1.17)          (.54)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.35)          (.73)          (.15)          (.14)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.34         $13.10         $12.11          $9.88          $8.14
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $6,502         $5,433         $3,751         $2,455         $1,539
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.00%          1.10%          1.04%          1.06%          1.04%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.34%          1.40%          1.46%          1.67%          1.94%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%            28%            24%            18%            38%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          20.98%         14.72%         24.24%         23.09%         32.17%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.11         $12.07          $9.85          $8.12          $6.25
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(b)         .04            .07            .06            .08
Net gains (losses) (both realized and
 unrealized)                               2.40           1.58           2.22           1.73           1.86
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.48           1.62           2.29           1.79           1.94
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.04)          (.07)          (.06)          (.07)
Distributions from realized gains         (1.17)          (.54)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.24)          (.58)          (.07)          (.06)          (.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.35         $13.11         $12.07          $9.85          $8.12
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,113         $1,208         $1,141           $877           $629
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.76%          1.86%          1.80%          1.83%          1.81%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .57%           .64%           .70%           .89%          1.18%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%            28%            24%            18%            38%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          20.04%         13.87%         23.28%         22.11%         31.10%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  39

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.09         $12.06          $9.84          $8.11          $6.25
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(b)         .04            .07            .07            .08
Net gains (losses) (both realized and
 unrealized)                               2.40           1.58           2.22           1.73           1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.48           1.62           2.29           1.80           1.93
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.05)          (.07)          (.07)          (.07)
Distributions from realized gains         (1.17)          (.54)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.25)          (.59)          (.07)          (.07)          (.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.32         $13.09         $12.06          $9.84          $8.11
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $114            $86            $58            $38            $20
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.76%          1.86%          1.81%          1.83%          1.83%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .58%           .63%           .69%           .92%          1.15%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%            28%            24%            18%            38%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          20.04%         13.84%         23.33%         22.18%         30.96%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005        2004(B)
Net asset value, beginning of period     $13.09         $12.13          $9.89         $10.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(c)         .26            .20            .19
Net gains (losses) (both realized and
 unrealized)                               2.41           1.50           2.24           (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.64           1.76           2.44             --
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)          (.26)          (.20)          (.14)
Distributions from realized gains         (1.17)          (.54)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.40)          (.80)          (.20)          (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.33         $13.09         $12.13          $9.89
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $132           $133            $96            $18
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .62%           .70%           .62%           .63%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.72%          1.79%          1.85%          2.35%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%            28%            24%            18%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          21.44%         15.14%         24.81%           .02%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Sept. 30, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  41

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $14.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .11
Net gains (losses) (both realized and
 unrealized)                               1.52
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)
Distributions from realized gains         (1.17)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.33)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.33
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.43%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.03%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          12.74%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $14.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .13
Net gains (losses) (both realized and
 unrealized)                               1.54
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.67
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)
Distributions from realized gains         (1.17)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.37)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.33
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $118
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.32%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.35%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          13.02%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  43

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.11         $12.12          $9.89          $8.14          $6.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20(b)         .21            .17            .16            .15
Net gains (losses) (both realized and
 unrealized)                               2.41           1.53           2.23           1.74           1.86
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.61           1.74           2.40           1.90           2.01
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.21)          (.17)          (.15)          (.13)
Distributions from realized gains         (1.17)          (.54)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.37)          (.75)          (.17)          (.15)          (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.35         $13.11         $12.12          $9.89          $8.14
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $210            $96            $58            $67            $50
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .89%(e)        .93%           .87%           .90%           .87%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.46%          1.56%          1.63%          1.83%          2.11%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%            28%            24%            18%            38%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          21.10%         14.91%         24.38%         23.41%         32.39%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.91% for the year ended Sept. 30, 2007.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $14.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .18
Net gains (losses) (both realized and
 unrealized)                               1.54
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.72
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)
Distributions from realized gains         (1.17)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.40)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .73%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.63%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          13.41%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  45

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $13.86
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .14
Net gains (losses) (both realized and
 unrealized)                               1.70
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.84
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)
Distributions from realized gains         (1.17)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.05%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.29%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     31%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          14.40%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Equity Income Fund of the RiverSource Investment Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                                         /s/
Ernst & Young LLP
Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07059
March 26, 2007..............................................         0.04439
June 25, 2007...............................................         0.04543
Sept. 24, 2007..............................................         0.04385
Total.......................................................        $0.20426

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.35024

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04649
March 26, 2007..............................................         0.01804
June 25, 2007...............................................         0.01853
Sept. 24, 2007..............................................         0.01509
Total.......................................................        $0.09815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.24413

--------------------------------------------------------------------------------

 48 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04730
March 26, 2007..............................................         0.01924
June 25, 2007...............................................         0.01938
Sept. 24, 2007..............................................         0.01827
Total.......................................................        $0.10419

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.25017

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08269
March 26, 2007..............................................         0.05738
June 25, 2007...............................................         0.05854
Sept. 24, 2007..............................................         0.05694
Total.......................................................        $0.25555

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.40153

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08023
March 26, 2007..............................................         0.03782
June 25, 2007...............................................         0.03071
Sept. 24, 2007..............................................         0.03966
Total.......................................................        $0.18842

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.33440

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  49

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08110
March 26, 2007..............................................         0.04870
June 25, 2007...............................................         0.04144
Sept. 24, 2007..............................................         0.05108
Total.......................................................        $0.22232

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.36830

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07561
March 26, 2007..............................................         0.04892
June 25, 2007...............................................         0.04867
Sept. 24, 2007..............................................         0.04735
Total.......................................................        $0.22055

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.36653

*    Effective Dec. 11, 2006, Class Y was reamed Class R4.

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.08250
March 26, 2007..............................................         0.05516
June 25, 2007...............................................         0.05789
Sept. 24, 2007..............................................         0.05533
Total.......................................................        $0.25088

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.39686

--------------------------------------------------------------------------------

 50 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08003
March 26, 2007..............................................         0.03833
June 25, 2007...............................................         0.04266
Sept. 24, 2007..............................................         0.04092
Total.......................................................        $0.20194

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.14598
Total distributions.........................................        $1.34792

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 56 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT 57 necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Sept. 30, 2006 and the year ended Sept. 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) DIVERSIFIED EQUITY INCOME FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.,
                                    Member FINRA, and managed by RiverSource Investments, LLC.
                                    These companies
       (RIVERSOURCE INVESTMENTS     are part of Ameriprise Financial, Inc.
       LOGO)                        (C) 2007 RiverSource Distributors, Inc.                                       S-6475 AC (11/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DISCIPLINED LARGE CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED LARGE CAP
GROWTH FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Questions & Answers
   with Portfolio Management........      5

Fund Expenses Example...............      9

Investments in Securities...........     12

Financial Statements................     17

Notes to Financial Statements.......     22

Report of Independent Registered
   Public Accounting Firm...........     42

Board Members and Officers..........     43

Approval of Investment Management
   Services Agreement...............     47

Proxy Voting........................     48

--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Disciplined Large Cap Growth Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Information Technology                                                           20.3
Consumer Discretionary                                                           16.3
Health Care                                                                      15.7
Industrials                                                                      11.1
Energy                                                                            9.1
Financials                                                                          9
Other(1)                                                                         18.5

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Consumer Staples 7.3%, Materials 6.3%, Utilities 1.6%, Telecommunication Services 0.5% and Cash & Cash Equivalents 2.8%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           5.3%
IBM                                   4.4%
Johnson & Johnson                     3.4%
Microsoft                             3.0%
Merck & Co                            2.8%
Home Depot                            2.1%
Wal-Mart Stores                       2.0%
Juniper Networks                      2.0%
EMC                                   2.0%
Southern Copper                       1.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                     X        LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.           14
Gina Mourtzinou, Ph.D.              11

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     RDLAX          05/17/07
Class B                        --          05/17/07
Class C                     RDLCX          05/17/07
Class I                     RDLIX          05/17/07
Class R2                       --          05/17/07
Class R3                       --          05/17/07
Class R4                    RDLFX          05/17/07
Class R5                       --          05/17/07
Total net assets                        $80.7 million
Number of holdings                              170

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss RiverSource Disciplined Large Cap Growth Fund's positioning and results for the period since its inception on May 17, 2007 through Sept. 30, 2007.

At Sept. 30, 2007, approximately 94% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Large Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 30, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Large Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 9 and 27.

Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance since inception resulted from the performance of the three quantitative investment models -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three models choose the large-cap growth stocks for the portfolio. During the reporting period, the momentum model outperformed the Russell 1000(R) Growth Index (Russell Index), but not enough to offset the underperformance of the value and quality-adjusted value models. Still, we believe the style diversification provided by the three very different quantitative models is a significant investment advantage that may allow the Fund to outperform its benchmark in most market environments over the long term.

   - The momentum model singles out groups of companies that appear to have improving prospects based on the pattern of past stock returns.

   - The value model selects undervalued stocks based on proprietary estimates of future corporate earnings.

   - The quality-adjusted value model selects undervalued securities by adjusting the valuations of stocks to take into account each indicator of quality, such as earnings stability and debt load.

   In managing risk associated with investing in large-cap growth stocks, we use a proprietary risk management system and portfolio optimizer that allow us to
--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  5

QUESTIONS & ANSWERS

   combine the recommendations of our stock selection models and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. In addition, the style diversification provided by utilizing three models diminishes the likelihood that the Fund will significantly underperform if one investment style is unrewarded by the market for an extended period of time. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations from the Russell Index.

   We do not make sector or industry bets based on our outlook for the economy or the equity markets. That said, during the period, the Fund's greater-than-Russell Index positions in materials and energy contributed positively to its results. On the other hand, these positives were not enough to offset the detracting effects of significant allocations to consumer discretionary and financials and modest exposures to information technology and industrials. Thus, overall, sector allocation had a somewhat negative effect on the Fund's performance from its inception through Sept. 30, 2007.

   Because of our investment process, most of the Fund's performance resulted from poor stock selection, particularly in information technology, financials, energy and consumer staples. Still, stock selection in consumer discretionary and industrials was strong enough to offset the detracting effects of allocation positioning in these two sectors. Stock selection in health care and materials also contributed positively to the Fund's results.

   Some stocks that contributed favorably to the Fund's return included Exxon Mobil (selected by the value and quality-adjusted value models), IBM (all three models), and several momentum-model picks, including Amazon.com, Southern Copper, Juniper Networks, Mosaic and EMC. Among individual holdings, the stocks that detracted most from the Fund's results were Home Depot (value and quality-adjusted value), Time Warner (momentum), Microsoft (momentum), Wal-Mart Stores (quality-adjusted value and value), Merrill Lynch & Co (value) and Freddie Mac (value).

--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   At the end of September, the Fund's largest individual stock holdings included Exxon Mobil, IBM, Johnson & Johnson (quality-adjusted value), Microsoft, Merck & Co (value), Home Depot, Wal-Mart Stores, Juniper Networks and EMC.
   LARGE-CAP GROWTH STOCKS OUTPERFORMED THEIR SMALL-CAP AND VALUE-ORIENTED COUNTERPARTS DURING THE PERIOD, AND WE BELIEVE CONDITIONS MAY CONTINUE TO
   BE FAVORABLE FOR LARGE-CAP GROWTH STOCKS GOING FORWARD.


Q: What changes did you make to the Fund's portfolio during the period?

A: Given the Fund's inception in May of this year, it was not a matter of making changes during the reporting period, but rather of building the portfolio using our three quantitative models as the Fund's assets grew by nearly eight times since its inception. Approximately 50% of the Fund's total net assets were allocated to the momentum model, 30% to the value model, and 20% to the quality-adjusted value model. The number of holdings in the portfolio increased from about 150 to approximately 170 over the reporting period. Any changes in the portfolio's sector allocation over the period were modest and were the direct result of stock selection.

Q: What is the Fund's tactical view and strategy over the months ahead?

A: Large-cap growth stocks outperformed their small-cap and value-oriented counterparts during the period, and we believe conditions may continue to be favorable for large-cap growth stocks going forward. That said, we believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market condition. Indeed, the use of valuation models in a growth portfolio is motivated by our strong belief in the advantage of style diversification over the long term. Whether there is a surge in large-cap growth stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index over extended periods of time.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   We are equally convinced of the merit of our multifaceted, disciplined approach to monitoring risk in the portfolio. We believe this combination of style diversification and rigorous risk measures will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  9

                                                  ENDING         EXPENSES
                              BEGINNING       ACCOUNT VALUE     PAID DURING     ANNUALIZED
                           ACCOUNT VALUE(A)   SEPT. 30, 2007   THE PERIOD(B)   EXPENSE RATIO
 Class A
   Actual(c)                    $1,000          $1,028.80         $ 5.14(d)        1.38%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,018.05         $ 6.94(d)        1.38%
 Class B
   Actual(c)                    $1,000          $1,025.80         $ 7.96(d)        2.14%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,014.26         $10.75(d)        2.14%
 Class C
   Actual(c)                    $1,000          $1,025.80         $ 7.92(d)        2.13%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,014.31         $10.70(d)        2.13%
 Class I
   Actual(c)                    $1,000          $1,029.80         $ 3.53(d)        0.95%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,020.21         $ 4.77(d)        0.95%
 Class R2
   Actual(c)                    $1,000          $1,026.80         $ 6.64(d)        1.78%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,016.04         $ 8.97(d)        1.78%
 Class R3
   Actual(c)                    $1,000          $1,027.80         $ 5.70(d)        1.53%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,017.30         $ 7.70(d)        1.53%
 Class R4
   Actual(c)                    $1,000          $1,028.80         $ 4.78(d)        1.28%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,018.53         $ 6.46(d)        1.28%

--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

                                                  ENDING         EXPENSES
                              BEGINNING       ACCOUNT VALUE     PAID DURING     ANNUALIZED
                           ACCOUNT VALUE(A)   SEPT. 30, 2007   THE PERIOD(B)   EXPENSE RATIO
 Class R5
   Actual(c)                    $1,000          $1,029.80         $ 3.85(d)        1.03%
   Hypothetical
   (5% return before
   expenses)                    $1,000          $1,019.79         $ 5.20(d)        1.03%

(a) Beginning account values are as of May 17, 2007 (when Fund shares became publicly available) for actual expense calculations and as of April 1, 2007 for hypothetical expense calculations.
(b) Actual expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 134/365 (to reflect the number of days in the period). Hypothetical expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the period from May 17, 2007 (when Fund shares became publicly available) to Sept. 30, 2007: +2.88% for Class A, +2.58% for Class B, +2.58% for Class C, +2.98% for Class I, +2.68% for Class R2, +2.78% for Class R3, +2.88% for Class R4 and +2.98%. for Class R5.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.39% for Class A, 2.15% for Class B, 2.15% for Class C, 1.03% for Class I, 1.83% for Class R2, 1.58% for Class R3, 1.33% for Class R4 and 1.08% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Oct. 1, 2007. If this change had been in place for the entire period from May 17, 2007 (when Fund shares became publicly available) to Sept. 30, 2007, the actual expenses paid would have been $5.18 for Class A, $7.99 for Class B, $7.99 for Class C, $3.53 for Class I, $6.81 for Class R2, $5.88 for Class R3, $4.95 for Class R4 and $4.02 for Class R5. If this change had been in place for the entire six month period ended Sept. 30, 2007, the hypothetical expenses paid would have been $6.99 for Class A, $10.80 for Class B, $10.80 for Class C, $4.77 for Class I, $9.20 for Class R2, $7.95 for Class R3, $6.69 for Class R4 and $5.44 for Class R5.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  11

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.2%)
Honeywell Intl                                       14,561                $865,943
Precision Castparts                                   5,166                 764,465
United Technologies                                  11,533                 928,175
                                                                    ---------------
Total                                                                     2,558,583
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Goodyear Tire & Rubber                                7,033(b)              213,874
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                       3,257                 150,506
-----------------------------------------------------------------------------------

BEVERAGES (2.2%)
Coca-Cola                                             8,930                 513,207
PepsiCo                                              17,012               1,246,299
                                                                    ---------------
Total                                                                     1,759,506
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
American Standard Companies                           3,472                 123,673
Masco                                                 6,084                 140,966
                                                                    ---------------
Total                                                                       264,639
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.7%)
Eaton Vance                                           4,724                 188,771
Franklin Resources                                    1,428                 182,070
Goldman Sachs Group                                   3,459                 749,704
Lehman Brothers Holdings                              1,333                  82,286
Merrill Lynch & Co                                    8,416                 599,892
Morgan Stanley                                       12,975                 817,425
SEI Investments                                      13,065                 356,413
                                                                    ---------------
Total                                                                     2,976,561
-----------------------------------------------------------------------------------

CHEMICALS (2.7%)
Celanese Series A                                     4,322                 168,472
EI du Pont de Nemours & Co                           16,589                 822,151
Lubrizol                                              2,320                 150,939
Mosaic                                               16,543(b)              885,381
Nalco Holding                                         4,475                 132,684
                                                                    ---------------
Total                                                                     2,159,627
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL BANKS (0.5%)
Commerce Bancorp                                      9,965                $386,443
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Dun & Bradstreet                                      3,625                 357,461
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.0%)
Juniper Networks                                     44,287(b)            1,621,347
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (8.5%)
Dell                                                 44,197(b)            1,219,837
EMC                                                  75,647(b)            1,573,458
IBM                                                  30,119               3,548,017
Lexmark Intl Cl A                                     4,366(b)              181,320
NCR                                                   4,307(b)              214,489
Western Digital                                       4,573(b)              115,788
                                                                    ---------------
Total                                                                     6,852,909
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Foster Wheeler                                        3,355(b)              440,444
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             1,321                 176,420
Vulcan Materials                                      1,333                 118,837
                                                                    ---------------
Total                                                                       295,257
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
First Marblehead                                      9,767                 370,462
SLM                                                   6,554                 325,537
                                                                    ---------------
Total                                                                       695,999
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Owens-Illinois                                        6,958(b)              288,409
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
Apollo Group Cl A                                     2,723(b)              163,788
Career Education                                      3,807(b)              106,558
H&R Block                                             6,741                 142,774
ITT Educational Services                                785(b)               95,527
                                                                    ---------------
Total                                                                       508,647
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
IntercontinentalExchange                              2,498(b)              379,446
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Arrow Electronics                                     3,816(b)             $162,256
Avnet                                                 5,347(b)              213,131
CDW                                                   4,470(b)              389,785
Trimble Navigation                                    2,111(b)               82,772
                                                                    ---------------
Total                                                                       847,944
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.0%)
BJ Services                                          13,365                 354,841
Diamond Offshore Drilling                             1,785(e)              202,223
Dresser-Rand Group                                    2,769(b)              118,264
ENSCO Intl                                            5,906                 331,327
Nabors Inds                                           2,425(b,c)             74,617
Natl Oilwell Varco                                    2,294(b)              331,483
Noble                                                 3,456                 169,517
Transocean                                            3,736(b)              422,354
Unit                                                  6,141(b)              297,224
Weatherford Intl                                      2,184(b)              146,721
                                                                    ---------------
Total                                                                     2,448,571
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.2%)
Kroger                                                5,222                 148,931
Wal-Mart Stores                                      37,698               1,645,518
                                                                    ---------------
Total                                                                     1,794,449
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
Sara Lee                                             14,540                 242,673
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Baxter Intl                                           7,436                 418,498
Cytyc                                                 8,580(b)              408,837
Kinetic Concepts                                      7,147(b)              402,233
Stryker                                              13,356                 918,359
Zimmer Holdings                                       5,811(b)              470,633
                                                                    ---------------
Total                                                                     2,618,560
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Cardinal Health                                       2,993                 187,152
CIGNA                                                11,415                 608,306
Express Scripts                                       7,192(b)              401,457
Lincare Holdings                                      9,443(b)              346,086
Medco Health Solutions                                4,807(b)              434,505
WellCare Health Plans                                 1,446(b)              152,452
                                                                    ---------------
Total                                                                     2,129,958
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (4.0%)
Boyd Gaming                                           2,949                $126,365
Harrah's Entertainment                                3,574                 310,688
Hilton Hotels                                         2,191                 101,860
Las Vegas Sands                                       1,839(b)              245,359
McDonald's                                           21,477               1,169,851
MGM MIRAGE                                           10,656(b)              953,073
Penn Natl Gaming                                      2,210(b)              130,434
Station Casinos                                       1,737                 151,953
                                                                    ---------------
Total                                                                     3,189,583
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Centex                                                2,731                  72,563
Garmin                                                1,404(c)              167,637
NVR                                                     227(b)              106,747
                                                                    ---------------
Total                                                                       346,947
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.6%)
Energizer Holdings                                    2,271(b,e)            251,740
Kimberly-Clark                                        3,672                 257,995
                                                                    ---------------
Total                                                                       509,735
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
Constellation Energy Group                            4,128                 354,141
Mirant                                                7,564(b)              307,704
NRG Energy                                            7,163(b)              302,923
TXU                                                   3,461                 236,975
                                                                    ---------------
Total                                                                     1,201,743
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.0%)
3M                                                    8,427                 788,599
-----------------------------------------------------------------------------------

INSURANCE (2.2%)
ACE                                                   3,958(c)              239,736
AFLAC                                                 1,860                 106,094
American Intl Group                                  16,557               1,120,082
Prudential Financial                                  2,648                 258,392
WR Berkley                                            3,053                  90,460
                                                                    ---------------
Total                                                                     1,814,764
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.6%)
Amazon.com                                           11,656(b,e)          1,085,757
Liberty Media -- Interactive Cl A                    10,496(b,d)            201,628
                                                                    ---------------
Total                                                                     1,287,385
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (0.2%)
VeriSign                                              4,681(b)             $157,937
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Accenture Cl A                                        4,344(c)              174,846
Fidelity Natl Information Services                    6,744                 299,231
Total System Services                                13,757                 382,170
                                                                    ---------------
Total                                                                       856,247
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Hasbro                                                3,966                 110,572
Mattel                                               12,374                 290,294
                                                                    ---------------
Total                                                                       400,866
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.9%)
Charles River Laboratories Intl                       5,726(b)              321,515
Waters                                                6,253(b)              418,451
                                                                    ---------------
Total                                                                       739,966
-----------------------------------------------------------------------------------

MACHINERY (5.4%)
AGCO                                                  2,684(b)              136,267
Caterpillar                                           7,244                 568,147
Cummins                                               2,810                 359,371
Deere & Co                                            5,753                 853,860
Eaton                                                 3,376                 334,359
Illinois Tool Works                                   4,810                 286,868
Ingersoll-Rand Cl A                                   5,047(c)              274,910
Oshkosh Truck                                         5,867                 363,578
PACCAR                                               12,762               1,087,961
Pall                                                  3,228                 125,569
                                                                    ---------------
Total                                                                     4,390,890
-----------------------------------------------------------------------------------

MEDIA (2.1%)
Cablevision Systems Cl A                              4,815(b)              168,236
Comcast Cl A                                         18,270(b)              441,769
Discovery Holding Cl A                                6,867(b)              198,113
EchoStar Communications Cl A                          4,770(b)              223,284
Liberty Global Cl A                                   6,292(b)              258,098
Time Warner                                          21,893                 401,955
                                                                    ---------------
Total                                                                     1,691,455
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

METALS & MINING (2.7%)
AK Steel Holding                                      3,934(b)             $172,899
Allegheny Technologies                                1,217                 133,809
Freeport-McMoRan Copper & Gold                        3,681                 386,100
Reliance Steel & Aluminum                             2,623                 148,304
Southern Copper                                      11,036               1,366,589
                                                                    ---------------
Total                                                                     2,207,701
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Dollar Tree Stores                                    3,468(b)              140,593
Family Dollar Stores                                  3,040                  80,742
                                                                    ---------------
Total                                                                       221,335
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
CenterPoint Energy                                    6,839                 109,629
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.0%)
Chesapeake Energy                                     4,302                 151,689
Exxon Mobil                                          46,123               4,269,145
Tesoro                                                2,620                 120,572
W&T Offshore                                         13,747                 335,152
                                                                    ---------------
Total                                                                     4,876,558
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Domtar                                               13,578(b,c)            111,340
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Alberto-Culver                                        3,834                  95,045
Avon Products                                        10,048                 377,101
                                                                    ---------------
Total                                                                       472,146
-----------------------------------------------------------------------------------

PHARMACEUTICALS (9.0%)
Abbott Laboratories                                   8,772                 470,355
Bristol-Myers Squibb                                 41,036               1,182,658
Forest Laboratories                                   2,763(b)              103,032
Johnson & Johnson                                    41,358               2,717,220
Merck & Co                                           43,278               2,237,039
Schering-Plough                                      15,413                 487,513
                                                                    ---------------
Total                                                                     7,197,817
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
General Growth Properties                             3,192                 171,155
-----------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Avis Budget Group                                     5,829(b)              133,426
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Analog Devices                                        9,823                $355,200
Intel                                                17,191                 444,559
Maxim Integrated Products                            11,201                 328,749
Varian Semiconductor Equipment Associates             9,402(b)              503,196
Xilinx                                               13,924                 363,973
                                                                    ---------------
Total                                                                     1,995,677
-----------------------------------------------------------------------------------

SOFTWARE (5.0%)
Adobe Systems                                         6,565(b)              286,628
CA                                                   12,102                 311,263
McAfee                                                4,931(b)              171,944
Microsoft                                            80,847               2,381,753
Oracle                                               41,865(b)              906,377
                                                                    ---------------
Total                                                                     4,057,965
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.7%)
AutoZone                                              2,152(b)              249,933
Bed Bath & Beyond                                     4,684(b)              159,818
Best Buy                                              4,017                 184,862
GameStop Cl A                                         3,093(b)              174,291
GUESS?                                                3,189                 156,357
Home Depot                                           51,889               1,683,279
Lowe's Companies                                     18,183                 509,488
RadioShack                                            7,752                 160,156
Ross Stores                                           4,902                 125,687
Tiffany & Co                                          5,125                 268,294
Urban Outfitters                                      6,495(b)              141,591
                                                                    ---------------
Total                                                                     3,813,756
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Coach                                                12,879(b)              608,790
Nike Cl B                                            12,566                 737,122
                                                                    ---------------
Total                                                                     1,345,912
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

THRIFTS & MORTGAGE FINANCE (1.0%)
Freddie Mac                                          14,040                $828,500
-----------------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                         14,932               1,038,222
UST                                                   2,030                 100,688
                                                                    ---------------
Total                                                                     1,138,910
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Leap Wireless Intl                                    2,309(b)              187,883
Telephone & Data Systems                              2,964                 197,847
                                                                    ---------------
Total                                                                       385,730
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $77,131,946)                                                     $78,435,487
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  2,241,299(f)           $2,241,299
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $2,241,299)                                                       $2,241,299
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $79,373,245)(g)                                                  $80,676,786
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2007, the value of foreign securities represented 1.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  15

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
S&P 500 Index, Dec. 2007                                                 4

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $79,382,456 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $4,191,944
Unrealized depreciation                                             (2,897,614)
------------------------------------------------------------------------------
Net unrealized appreciation                                         $1,294,330
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $77,131,946)           $78,435,487
   Affiliated money market fund (identified cost $2,241,299)
   (Note 6)                                                       2,241,299
---------------------------------------------------------------------------
Total investments in securities (identified cost
   $79,373,245)                                                  80,676,786
Capital shares receivable                                            25,576
Dividends and accrued interest receivable                            53,967
---------------------------------------------------------------------------
Total assets                                                     80,756,329
---------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               27,794
Variation margin payable                                              6,500
Accrued investment management services fee                            1,328
Accrued distribution fee                                              1,352
Accrued transfer agency fee                                              17
Accrued administrative services fee                                     133
Accrued plan administration services fee                                 12
Other accrued expenses                                               38,343
---------------------------------------------------------------------------
Total liabilities                                                    75,479
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $80,680,850
===========================================================================

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  17

SEPT. 30, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    77,779
Additional paid-in capital                                       79,411,741
Undistributed net investment income                                 142,720
Accumulated net realized gain (loss) (Note 8)                      (301,665)
Unrealized appreciation (depreciation) on investments (Note
   5)                                                             1,350,275
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $80,680,850
===========================================================================

Net assets applicable to outstanding shares:   Class A                          $  4,279,021
                                               Class B                          $    326,632
                                               Class C                          $     31,221
                                               Class I                          $ 76,002,552
                                               Class R2                         $     10,341
                                               Class R3                         $     10,351
                                               Class R4                         $     10,361
                                               Class R5                         $     10,371
Net asset value per share of outstanding
   capital stock:                              Class A shares(1)      413,231   $      10.36
                                               Class B shares          31,617   $      10.33
                                               Class C shares           3,023   $      10.33
                                               Class I shares       7,326,008   $      10.37
                                               Class R2 shares          1,000   $      10.34
                                               Class R3 shares          1,000   $      10.35
                                               Class R4 shares          1,000   $      10.36
                                               Class R5 shares          1,000   $      10.37
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.99. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  244,838
Interest                                                                 2
Income distributions from affiliated money market fund (Note
   6)                                                               69,401
--------------------------------------------------------------------------
Total income                                                       314,241
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 114,048
Distribution fee
   Class A                                                           1,799
   Class B                                                             596
   Class C                                                              94
   Class R2                                                             18
   Class R3                                                              9
Transfer agency fee
   Class A                                                           1,009
   Class B                                                              92
   Class C                                                              13
   Class R2                                                              2
   Class R3                                                              2
   Class R4                                                              2
   Class R5                                                              2
Administrative services fee                                         11,405
Plan administration services fee
   Class R2                                                              9
   Class R3                                                              9
   Class R4                                                              9
Compensation of board members                                          429
Custodian fees                                                       9,955
Printing and postage                                                 6,700
Registration fees                                                   10,673
Professional fees                                                   25,970
Other                                                                1,449
--------------------------------------------------------------------------
Total expenses                                                     184,294
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                         (467)
--------------------------------------------------------------------------
Total net expenses                                                 183,827
--------------------------------------------------------------------------
Investment income (loss) -- net                                    130,414
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  19

FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ (169,067)
   Futures contracts                                              (132,773)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                           (301,840)
Net change in unrealized appreciation (depreciation) on
   investments                                                   1,289,020
--------------------------------------------------------------------------
Net gain (loss) on investments                                     987,180
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $1,117,594
==========================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007

OPERATIONS
Investment income (loss) -- net                                 $   130,414
Net realized gain (loss) on investments                            (301,840)
Net change in unrealized appreciation (depreciation) on
   investments                                                    1,289,020
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     1,117,594
---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                        4,203,275
   Class B shares                                                   305,140
   Class C shares                                                    20,277
   Class I shares                                                74,478,364
Payments for redemptions
   Class A shares                                                   (58,477)
   Class B shares (Note 2)                                              (62)
   Class I shares                                                (9,458,307)
---------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  69,490,210
---------------------------------------------------------------------------
Total increase (decrease) in net assets                          70,607,804
Net assets at beginning of period (Note 1)                       10,073,046**
---------------------------------------------------------------------------
Net assets at end of period                                     $80,680,850
===========================================================================
Undistributed net investment income                             $   142,720
---------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,000,000 was contributed on May 10, 2007. The Fund had an increase in net assets resulting from operations of $73,046 during the period from May 10, 2007 to May 17, 2007 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Large Cap Growth Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Growth Index at the time of purchase. On May 10, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), invested $10,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 993,000 for Class I, 1,000 shares for Class R2, 1,000 shares for Class R3, 1,000 shares for Class R4 and 1,000 shares for Class R5), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on May 17, 2007.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front end sales charge or CDSC and are offered to qualifying institutional investors.

At Sept. 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

At Sept. 30, 2007, Ameriprise Financial owned 100% of Class R2, Class R3, Class R4 and Class R5 shares.

At Sept. 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 94% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class

--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT 23 be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Sept. 30, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Sept. 30, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $515 and accumulated net realized gain been increased by $175 resulting in a net reclassification adjustment to decrease paid-in capital by $690.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  25

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007
---------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.......................................    $  --
      Long-term capital gain................................       --
CLASS B
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS C
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS I
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS R2
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS R3
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS R4
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --
CLASS R5
Distributions paid from:
      Ordinary income.......................................       --
      Long-term capital gain................................       --

* When shares became publicly available.

For the period ended Sept. 30, 2007, there were no distributions.

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................    $  143,501
Undistributed long term capital gains.......................    $       --
Accumulated realized loss...................................    $ (245,720)
Unrealized appreciation (depreciation)......................    $1,293,549

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the funds last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report on March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  27

Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Dec. 1, 2007 and cover the six-month period beginning June 1, 2007. The management fee for the period ended Sept. 30, 2007 was 0.60% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the period ended Sept. 30, 2007, was 0.06% of the Fund's average daily net assets.

Other expenses in the amount of $663 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Under a Plan Administration Services Agreement with the Transfer Agent, Class R2, Class R3 and Class R4 pay an annual fee for the provision of various administrative, recordkeeping, communication and educational services. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Sales charges received by the Distributor for distributing Fund shares were $20,831 for Class A and $3 for Class B for the period ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the period ended Sept. 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.38% for Class A, 2.14% for Class B, 2.13% for Class C, 0.95% for Class I, 1.78% for Class R2, 1.53% for Class R3, 1.28% for Class R4 and 1.03% for Class R5. Of these waived fees and expenses, the management fees waived at the Fund level were $467. Under an agreement, which was effective until Sept. 30, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds), would not exceed 1.39% for Class A, 2.15% for Class B, 2.15% for Class C, 0.99% for Class I, 1.79% for Class R2, 1.54% for Class R3, 1.29% for Class R4 and 1.04% for Class R5 of the Fund's average daily net assets. Effective Oct. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.39% for Class A, 2.15% for Class B, 2.15% for Class C, 1.03% for Class I, 1.83% for Class R2, 1.58% for Class R3, 1.33% for Class R4 and 1.08% for Class R5 of the Fund's

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT 29 average daily net assets until Sept. 30, 2008, unless sooner terminated at the discretion of the Board.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $77,758,674 and $10,454,568, respectively, for period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from May 17, 2007* to Sept. 30, 2007 are as follows:

                                       ISSUED FOR
                                       REINVESTED                          NET
                           SOLD       DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A                    417,994        --            (5,763)           412,231
Class B                     30,623        --                (6)            30,617
Class C                      2,023        --                --              2,023
Class I                  7,255,241        --           (922,233)        6,333,008
Class R2                        --        --                --                 --
Class R4                        --        --                --                 --
Class R3                        --        --                --                 --
Class R5                        --        --                --                 --
--------------------------------------------------------------------------------------

* When shares became publicly available.

5. STOCK INDEX FUTURES CONTRACTS

At Sept. 30, 2007, investments in securities included securities valued at $128,518 that were pledged as collateral to cover initial margin deposits on 4 open purchase contracts. The notional market value of the open purchase contracts at Sept. 30, 2007 was $1,538,100 with a net unrealized gain of $46,734. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $70,205,008 and $67,965,741, respectively, for period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Sept. 30, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $245,720 at Sept. 30, 2007, that if not offset by capital gains will expire in 2015. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  31

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  33

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .01
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .29
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.38%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .22%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.88%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.44% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)            (.02)
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .26
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.33
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    2.14%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.49%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.58%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.17% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)            (.02)
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .26
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.33
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    2.13%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.53%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.58%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.27% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .03
Net gains (losses) (both realized and
 unrealized)                                .27
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .30
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.37
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $76
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .95%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .71%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           2.98%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  37

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)            (.01)
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .27
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.34
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.78%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.15%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.68%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.98% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .00
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .28
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.53%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .10%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.78%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.73% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  39

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .01
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .29
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.28%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .35%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.88%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.48% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $10.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .02
Net gains (losses) (both realized and
 unrealized)                                .28
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .30
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.37
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.03%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .60%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     21%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.98%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 1.22% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined Large Cap Growth Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Large Cap Growth Fund of the RiverSource Investment Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                          ERNST & YOUNG LLP
Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  43

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  45

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement.

At the April 11-12, 2007 in-person Board meeting, the Board, including the independent Board members (the "Independent Directors"), considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services to be provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Funds' operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services to be provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services to be provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services to be performed under the IMS Agreement for the Fund would be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board determined that RiverSource was in a position to provide a high quality and level of services to the Fund.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  47

Investment Performance: Although the consideration of a Fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund would receive.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. The Board also discussed the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2007 ANNUAL REPORT  49

     RIVERSOURCE(R) DISCIPLINED LARGE CAP GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6285 C (11/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
MID CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE MID CAP VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     20

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     48

Federal Income Tax Information......     49

Board Members and Officers..........     52

Approval of Investment Management
   Services Agreement...............     56

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Mid Cap Value Fund seeks to provide shareholders with long-term growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

                                                    CONSUMER                           INFORMATION
FINANCIALS                       INDUSTRIALS      DISCRETIONARY        ENERGY          TECHNOLOGY         MATERIALS
----------                       -----------      -------------        ------          -----------        ---------
18.6                                17.60             14.60             11.00             8.70              7.90


FINANCIALS                        OTHER(1)
----------                        --------
18.6                                21.60

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Utilities 6.9%, Consumer Staples 4.3%, Health Care 4.2%, Telecommunication Services 3.0% and Cash & Cash Equivalents(2) 3.2%.
(2) Of the 3.2%, 2.2% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

XL Capital Cl A                       2.9%
Everest Re Group                      2.5%
Aon                                   2.3%
Loews-Carolina Group                  2.2%
Ford Motor                            2.1%
Eaton                                 2.0%
ACE                                   1.8%
PartnerRe                             1.7%
Ingersoll-Rand Cl A                   1.6%
AGCO                                  1.6%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.
--------------------------------------------------------------------------------

                         RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Warren Spitz                         23
Steve Schroll                        26
Laton Spahr, CFA                      9
Paul Stocking                        20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AMVAX          02/14/02
Class B                     AMVBX          02/14/02
Class C                     AMVCX          02/14/02
Class I                     RMCIX          03/04/04
Class R2                    RMVTX          12/11/06
Class R3                    RMCRX          12/11/06
Class R4(1)                 RMCVX          02/14/02
Class R5                    RSCMX          12/11/06
Class W                        --          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.562 billion
Number of holdings                              135

--------------------------------------------------------------------------------

 4 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2007

                                  (BAR CHART)

RiverSource Mid Cap Value Fund Class A (excluding
  sales charge)                                        +22.74

Russell Midcap(R) Value Index (unmanaged)              +13.75

Lipper Mid-Cap Value Funds Index                       +16.71

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                      TOTAL
Class A                               1.23%
Class B                               1.99%
Class C                               1.98%
Class I                               0.80%
Class R2(a)                           1.67%
Class R3(a)                           1.49%
Class R4(b)                           1.11%
Class R5(a)                           0.84%
Class W(c)                            1.23%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.
--------------------------------------------------------------------------------

                         RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT SEPT. 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 2/14/02)         +22.74%   +20.85%   +24.69%    +16.58%
 Class B (inception 2/14/02)         +21.73%   +19.95%   +23.74%    +15.69%
 Class C (inception 2/14/02)         +21.72%   +19.95%   +23.75%    +15.69%
 Class I (inception 3/4/04)          +23.18%   +21.34%      N/A     +18.30%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A     +13.00%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A     +13.12%*
 Class R4** (inception 2/14/02)      +22.81%   +21.01%   +24.94%    +16.79%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A     +13.57%*
 Class W (inception 12/01/06)           N/A       N/A       N/A     +14.14%*

WITH SALES CHARGE
 Class A (inception 2/14/02)         +15.69%   +18.49%   +23.22%    +15.36%
 Class B (inception 2/14/02)         +16.73%   +19.02%   +23.57%    +15.60%
 Class C (inception 2/14/02)         +20.72%   +19.95%   +23.75%    +15.69%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Mid Cap Value Fund's results and positioning for the 12 months ended Sept. 30, 2007.

Q: How did RiverSource Mid Cap Value Fund perform for the 12 months ended Sept.
   30, 2007?

A: RiverSource Mid Cap Value Fund gained 22.74% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2007. The Fund outperformed the 13.75% advance of the Russell Midcap(R) Value Index (Russell Index) and the 16.71% increase of the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group.

   SIGNIFICANT POSITIONS IN INDUSTRIALS, ENERGY AND BASIC MATERIALS, WHICH EACH OUTPERFORMED THE RUSSELL INDEX, CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE.


Q: What factors most significantly affected the Fund's performance?

A: Boosting the Fund's results most was effective sector allocation. Significant positions in industrials, energy and materials, which each outperformed the Russell Index, contributed positively to the Fund's performance. So, too, did having only modest exposure to utilities and to financials, especially real estate investment trusts (REITs) and regional banks, which were weaker. Farm machinery manufacturer AGCO and global engineering and contracting services firm Fluor were particularly strong performers in industrials. A basket of oil services firms, including McDermott Intl, Cameron Intl, GlobalSantaFe, Natl Oilwell Varco and Weatherford Intl, were strong performers within the energy sector. In materials, fertilizer company Mosaic was a standout.

   Detracting from the Fund's results most was a sizable position in health care, which was the worst performing sector in the Russell Index for the annual period. Positions in pharmaceutical company Mylan and managed health care company Humana were particular disappointments. Having a significant exposure to the information technology sector helped, but this was outweighed by the detracting effect of stock selection within the sector. A position in telecommunications equipment firm Tellabs hurt most.

--------------------------------------------------------------------------------

                         RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the period?

A: We significantly reduced the Fund's already modest allocation to utilities, particularly electric utilities. We also further reduced the Fund's already small allocation to regional banks within the financials sector, eliminating Fund positions in Regions Financial and Comerica. We redeployed the proceeds from these sales rather evenly across the basic materials, oil services, industrials, and autos and transportation segments of the equity market. For example, we built a sizable Fund position in Ford Motor during the period. Elsewhere, we added to the Fund's holding in tobacco company Loews-Carolina Group.

   Overall, the changes we made during the annual period were based on attractive valuations and growth rates among industrial and industrial-related sectors compared to those for the financials and utilities sectors.

   WE INTEND TO FURTHER REDUCE THE FUND'S ALREADY MODEST EXPOSURE TO FINANCIALS GIVEN ONGOING CONCERNS REGARDING THE CAPITAL AND CREDIT MARKETS IN THE U.S.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: During the past several months, the global macroeconomic environment has grown increasingly uncertain. In response to this uncertainty we have increased our emphasis on bottom-up stock selection. This focus has recently led us to new ideas in sectors such as health care and information technology, which we believe will complement well the Fund's sustained greater exposure to cyclical industries, including materials, producer durables and energy. We intend to further reduce the Fund's already modest exposure to financials given ongoing concerns regarding the capital and credit markets in the U.S.

--------------------------------------------------------------------------------

 8 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks which we believe have attractive valuations, and maintain a focus on mid-sized company stocks.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

                         RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Value Fund Class A shares (from 3/1/02 to 9/30/07)* as compared to the performance of two widely cited performance indices, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 14, 2002. Russell MidCap Value Index and Lipper peer group data is from Mar. 1, 2002.

COMPARATIVE RESULTS

                                                                              SINCE
Results at Sept. 30, 2007                 1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE MID CAP VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,569    $16,636    $28,406      $22,342
        Average annual total return        +15.69%    +18.49%    +23.22%      +15.36%
RUSSELL MIDCAP VALUE INDEX(1)
        Cumulative value of $10,000       $11,375    $16,107    $25,959      $21,342
        Average annual total return        +13.75%    +17.22%    +21.02%      +14.54%
LIPPER MID-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,671    $15,205    $24,095      $19,306
        Average annual total return        +16.71%    +14.99%    +19.23%      +12.50%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP VALUE FUND LINE GRAPH)

                                              RIVERSOURCE MID CAP VALUE
                                             FUND CLASS A (INCLUDES SALES     RUSSELL MIDCAP VALUE        LIPPER MID-CAP VALUE
                                                       CHARGE)                      INDEX(1)                  FUNDS INDEX(2)
                                             ----------------------------     --------------------      ------------------------
3/01/02                                               $ 9,425                       $10,000                      $10,000
9/02                                                    7,411                         8,221                        8,011
9/03                                                    9,716                        10,548                       10,348
9/04                                                   12,658                        13,250                       12,696
9/05                                                   16,083                        16,712                       15,150
9/06                                                   18,202                        18,763                       16,542
9/07                                                   22,342                        21,342                       19,306

(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Feb. 14, 2002. Russell MidCap Value Index and Lipper peer group data is from Mar. 1, 2002.
--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,092.60         $ 6.31           1.21%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.90         $ 6.09           1.21%
 Class B
   Actual(b)                   $1,000         $1,088.50         $10.21           1.96%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.16         $ 9.85           1.96%
 Class C
   Actual(b)                   $1,000         $1,087.30         $10.25           1.97%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.11         $ 9.90           1.97%
 Class I
   Actual(b)                   $1,000         $1,094.60         $ 4.13            .79%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.99         $ 3.98            .79%
 Class R2
   Actual(b)                   $1,000         $1,089.90         $ 8.70           1.67%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.60         $ 8.40           1.67%
 Class R3
   Actual(b)                   $1,000         $1,091.00         $ 7.77           1.49%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.50         $ 7.49           1.49%
 Class R4*
   Actual(b)                   $1,000         $1,091.90         $ 5.74           1.10%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.45         $ 5.54           1.10%
 Class R5
   Actual(b)                   $1,000         $1,093.00         $ 4.44            .85%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.69         $ 4.28            .85%

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  13

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                   $1,000         $1,092.10         $ 6.47           1.24%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.75         $ 6.24           1.24%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2007: +9.26% for Class A, +8.85% for Class B, +8.73% for Class C, +9.46% for Class I, +8.99% for Class R2, +9.10% for Class R3, +9.19% for Class R4, +9.30% for Class R5 and +9.21% for Class W.

--------------------------------------------------------------------------------

 14 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.8%)
Goodrich                                            308,854             $21,073,108
-----------------------------------------------------------------------------------

AIRLINES (0.8%)
AMR                                                 241,085(b)            5,373,785
Continental Airlines Cl B                           229,729(b)            7,587,949
UAL                                                  52,540(b)            2,444,686
US Airways Group                                    153,060(b)            4,017,825
                                                                    ---------------
Total                                                                    19,424,245
-----------------------------------------------------------------------------------

AUTO COMPONENTS (1.9%)
ArvinMeritor                                        425,197               7,151,814
Goodyear Tire & Rubber                              275,917(b)            8,390,636
Johnson Controls                                    108,425              12,806,076
Magna Intl Cl A                                      90,380(c)            8,704,498
WABCO Holdings                                      269,832              12,614,646
                                                                    ---------------
Total                                                                    49,667,670
-----------------------------------------------------------------------------------

AUTOMOBILES (2.5%)
Ford Motor                                        6,504,819(b,d)         55,225,913
General Motors                                      210,384               7,721,093
                                                                    ---------------
Total                                                                    62,947,006
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (1.5%)
American Standard Companies                         809,502              28,834,461
USG                                                 227,271(b,d)          8,534,026
                                                                    ---------------
Total                                                                    37,368,487
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Apollo Mgmt LP                                      264,000(b,h)          6,666,000
Invesco                                             537,804(c)            7,278,789
                                                                    ---------------
Total                                                                    13,944,789
-----------------------------------------------------------------------------------

CHEMICALS (5.8%)
Eastman Chemical                                    474,227              31,645,168
Imperial Chemical Inds ADR                          252,290(c)           13,405,303
Lubrizol                                            223,722              14,555,353
Lyondell Chemical                                   393,438              18,235,851

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHEMICALS (CONT.)
Mosaic                                              737,586(b)          $39,475,603
PPG Inds                                            411,550              31,092,603
                                                                    ---------------
Total                                                                   148,409,881
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.6%)
Deluxe                                              298,495              10,996,556
Dun & Bradstreet                                     81,450               8,031,785
Pitney Bowes                                        140,396               6,376,786
Ritchie Bros Auctioneers                            236,822(c)           15,417,112
                                                                    ---------------
Total                                                                    40,822,239
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Tellabs                                           1,772,880(b)           16,877,818
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.7%)
Chicago Bridge & Iron                               381,249(c)           16,416,582
Fluor                                               178,473              25,696,542
Insituform Technologies Cl A                        104,812(b)            1,596,287
                                                                    ---------------
Total                                                                    43,709,411
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                       119,185               5,959,250
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
CenturyTel                                          557,831              25,782,949
Embarq                                               85,769               4,768,756
Qwest Communications Intl                         2,187,410(b)           20,036,676
Windstream                                        1,317,933              18,609,214
                                                                    ---------------
Total                                                                    69,197,595
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.8%)
American Electric Power                             322,465              14,859,187
Edison Intl                                         403,485              22,373,243
Pinnacle West Capital                               406,468              16,059,551
PPL                                                 413,566              19,148,106
                                                                    ---------------
Total                                                                    72,440,087
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRICAL EQUIPMENT (1.6%)
Cooper Inds Cl A                                    441,316             $22,546,835
Rockwell Automation                                 251,712              17,496,501
                                                                    ---------------
Total                                                                    40,043,336
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Celestica                                         1,680,261(b,c)         10,266,395
Solectron                                         3,069,440(b)           11,970,816
                                                                    ---------------
Total                                                                    22,237,211
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.7%)
BJ Services                                         444,563              11,803,148
Cameron Intl                                        309,711(b)           28,583,228
ENSCO Intl                                          103,900               5,828,790
GlobalSantaFe                                       510,905              38,838,999
Nabors Inds                                         176,117(b,c)          5,419,120
Natl Oilwell Varco                                  123,076(b)           17,784,482
Smith Intl                                          152,856              10,913,918
Weatherford Intl                                    414,436(b)           27,841,810
                                                                    ---------------
Total                                                                   147,013,495
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Del Monte Foods                                   1,067,806              11,211,963
Reddy Ice Holdings                                  369,380               9,740,551
Tyson Foods Cl A                                  1,016,720              18,148,452
                                                                    ---------------
Total                                                                    39,100,966
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Questar                                             159,355               8,370,918
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Hospira                                             229,084(b)            9,495,532
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.7%)
Health Management Associates Cl A                 1,105,853               7,674,620
Health Net                                          448,672(b)           24,250,721
Humana                                              224,320(b)           15,675,482
McKesson                                            134,004               7,878,095
Omnicare                                            409,463              13,565,509
                                                                    ---------------
Total                                                                    69,044,427
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Hilton Hotels                                       502,677              23,369,454
Royal Caribbean Cruises                             722,086              28,183,016
                                                                    ---------------
Total                                                                    51,552,470
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOUSEHOLD DURABLES (1.8%)
Mohawk Inds                                         108,941(b)           $8,856,903
Stanley Works                                       364,966              20,485,542
Whirlpool                                           182,972              16,302,805
                                                                    ---------------
Total                                                                    45,645,250
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Mirant                                              308,863(b)           12,564,547
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.0%)
McDermott Intl                                      657,175(b)           35,540,024
Textron                                             272,230              16,935,428
                                                                    ---------------
Total                                                                    52,475,452
-----------------------------------------------------------------------------------

INSURANCE (15.9%)
ACE                                                 772,248(c)           46,775,061
Ambac Financial Group                               170,406              10,720,241
Aon                                               1,322,612              59,266,244
Axis Capital Holdings                               629,868(c)           24,508,164
Everest Re Group                                    581,754(c)           64,132,561
Lincoln Natl                                        334,740              22,082,798
Loews                                               646,733              31,269,541
MBIA                                                213,528              13,035,884
PartnerRe                                           550,105(c)           43,452,794
Torchmark                                            42,688               2,660,316
Willis Group Holdings                               370,857(c)           15,182,886
XL Capital Cl A                                     953,826(c)           75,543,018
                                                                    ---------------
Total                                                                   408,629,508
-----------------------------------------------------------------------------------

IT SERVICES (1.6%)
Computer Sciences                                   379,433(b)           21,210,305
Electronic Data Systems                             963,310              21,038,690
                                                                    ---------------
Total                                                                    42,248,995
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Eastman Kodak                                       645,178(d)           17,264,963
Hasbro                                              316,082               8,812,366
                                                                    ---------------
Total                                                                    26,077,329
-----------------------------------------------------------------------------------

MACHINERY (6.6%)
AGCO                                                806,668(b)           40,954,534
Eaton                                               528,794              52,371,758
Ingersoll-Rand Cl A                                 771,916(c)           42,046,265

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Manitowoc                                           486,188             $21,528,405
Terex                                               127,818(b)           11,378,358
                                                                    ---------------
Total                                                                   168,279,320
-----------------------------------------------------------------------------------

MEDIA (2.9%)
Interpublic Group of Companies                    1,264,279(b)           13,123,216
Natl CineMedia                                      746,141              16,713,558
Regal Entertainment Group Cl A                      984,924(d)           21,619,082
RH Donnelley                                        400,987(b)           22,463,292
                                                                    ---------------
Total                                                                    73,919,148
-----------------------------------------------------------------------------------

METALS & MINING (1.8%)
Freeport-McMoRan Copper & Gold                      311,606              32,684,353
Nucor                                               238,762              14,199,176
                                                                    ---------------
Total                                                                    46,883,529
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Family Dollar Stores                                713,482              18,950,082
Macy's                                              264,175               8,538,136
                                                                    ---------------
Total                                                                    27,488,218
-----------------------------------------------------------------------------------

MULTI-UTILITIES (3.4%)
Consolidated Edison                                 293,735              13,599,931
DTE Energy                                          307,865              14,912,981
Energy East                                         587,328              15,887,222
NiSource                                            781,481              14,957,546
Sempra Energy                                       469,266              27,273,740
                                                                    ---------------
Total                                                                    86,631,420
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.5%)
El Paso                                           1,321,240              22,421,443
Enbridge                                            769,475(c)           28,216,648
Hess                                                221,973              14,767,864
Newfield Exploration                                423,856(b)           20,412,905
Pioneer Natural Resources                           473,698              21,306,936
Southwestern Energy                                 531,800(b)           22,255,830
Sunoco                                              157,437              11,143,391
                                                                    ---------------
Total                                                                   140,525,017
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
MeadWestvaco                                        336,935               9,949,691
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (1.2%)
King Pharmaceuticals                                483,180(b)           $5,662,870
Mylan                                             1,059,214              16,905,055
Watson Pharmaceuticals                              242,459(b)            7,855,672
                                                                    ---------------
Total                                                                    30,423,597
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.1%)
Boston Properties                                    60,334               6,268,703
Equity Residential                                  413,992              17,536,701
Rayonier                                            412,926              19,836,965
Simon Property Group                                110,009              11,000,900
                                                                    ---------------
Total                                                                    54,643,269
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
St. Joe                                             209,422(d)            7,038,673
-----------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
CSX                                                 686,626              29,339,529
Kansas City Southern                                232,922(b)            7,493,101
                                                                    ---------------
Total                                                                    36,832,630
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Intersil Cl A                                       620,564              20,745,455
LSI                                               2,644,188(b)           19,619,875
Maxim Integrated Products                           515,601              15,132,889
Microchip Technology                                376,729              13,682,797
Micron Technology                                 1,395,706(b)           15,492,337
Natl Semiconductor                                  889,481              24,122,724
                                                                    ---------------
Total                                                                   108,796,077
-----------------------------------------------------------------------------------

SOFTWARE (1.5%)
BMC Software                                        622,902(b)           19,453,229
McAfee                                              524,586(b)           18,292,314
                                                                    ---------------
Total                                                                    37,745,543
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Liz Claiborne                                       389,151              13,359,554
VF                                                  306,378              24,740,023
                                                                    ---------------
Total                                                                    38,099,577
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TOBACCO (2.9%)
Loews-Carolina Group                                712,080(f)          $58,554,338
Reynolds American                                   232,232(d)           14,767,633
                                                                    ---------------
Total                                                                    73,321,971
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,052,195,994)                                               $2,516,918,702
-----------------------------------------------------------------------------------

BONDS (0.4%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES
Qwest Communications Intl
 Sr Unsecured
  11-15-25                           3.50%       $5,518,000              $9,077,000
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $5,518,000)                                                       $9,077,000
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.3%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 84,418,787(g)          $84,418,787
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $84,418,787)                                                     $84,418,787
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,142,132,781)(i)                                            $2,610,414,489
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2007, the value of foreign securities represented 16.3% of net assets.

(d) At Sept. 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.3% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.0% of net assets.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2007, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Apollo Mgmt LP                                      08-02-07           $6,336,000

(i) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $2,146,511,734 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $532,384,575
Unrealized depreciation                                            (68,481,820)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $463,902,755
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $2,057,713,994)       $2,525,995,702
   Affiliated money market fund (identified cost
   $84,418,787) (Note 6)                                            84,418,787
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $2,142,132,781)                                               2,610,414,489
Capital shares receivable                                            8,476,725
Dividends and accrued interest receivable                            3,357,590
Receivable for investment securities sold                            1,052,965
------------------------------------------------------------------------------
Total assets                                                     2,623,301,769
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                          1,511
Capital shares payable                                               2,059,439
Payable upon return of securities loaned (Note 5)                   57,994,000
Accrued investment management services fee                              47,702
Accrued distribution fee                                               933,046
Accrued transfer agency fee                                              5,811
Accrued administrative services fee                                      3,717
Accrued plan administration services fee                                60,120
Other accrued expenses                                                 212,122
------------------------------------------------------------------------------
Total liabilities                                                   61,317,468
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,561,984,301
==============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

SEPT. 30, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    2,534,212
Additional paid-in capital                                       1,981,055,514
Undistributed net investment income                                  5,789,614
Accumulated net realized gain (loss)                               104,323,253
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      468,281,708
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,561,984,301
==============================================================================

Net assets applicable to outstanding
   shares:                                Class A                             $2,025,925,988
                                          Class B                             $  306,040,101
                                          Class C                             $   41,928,292
                                          Class I                             $   29,272,035
                                          Class R2                            $      286,713
                                          Class R3                            $    1,378,297
                                          Class R4                            $  157,136,066
                                          Class R5                            $       11,647
                                          Class W                             $        5,162
Net asset value per share of outstanding
   capital stock:                         Class A shares(1)    199,669,660    $        10.15
                                          Class B shares        31,110,273    $         9.84
                                          Class C shares         4,260,232    $         9.84
                                          Class I shares         2,842,058    $        10.30
                                          Class R2 shares           28,176    $        10.18
                                          Class R3 shares          135,282    $        10.19
                                          Class R4 shares       15,373,885    $        10.22
                                          Class R5 shares            1,138    $        10.23
                                          Class W shares               506    $        10.20
--------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $   55,594,490
--------------------------------------------------------------------------------------------

  (1)
    The maximum offering price per share for Class A is $10.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED SEPT. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 38,103,188
Interest                                                             195,498
Income distributions from affiliated money market fund (Note
   6)                                                              1,811,486
Fee income from securities lending (Note 5)                          524,587
   Less foreign taxes withheld                                      (169,843)
----------------------------------------------------------------------------
Total income                                                      40,464,916
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                15,908,732
Distribution fee
   Class A                                                         4,403,769
   Class B                                                         3,263,100
   Class C                                                           328,848
   Class R2                                                              195
   Class R3                                                              272
   Class W                                                                10
Transfer agency fee
   Class A                                                         3,051,977
   Class B                                                           608,271
   Class C                                                            59,102
   Class R2                                                               20
   Class R3                                                               55
   Class R4                                                           62,224
   Class R5                                                                3
   Class W                                                                 8
Service fee -- Class R4                                               10,661
Administrative services fee                                        1,196,773
Plan administration services fee
   Class R2                                                               98
   Class R3                                                              272
   Class R4                                                          225,571
Compensation of board members                                         39,260
Custodian fees                                                       196,790
Printing and postage                                                 374,546
Registration fees                                                    126,409
Professional fees                                                     68,885
Other                                                                 84,554
----------------------------------------------------------------------------
Total expenses                                                    30,010,405
   Earnings and bank fee credits on cash balances (Note 2)           (64,171)
----------------------------------------------------------------------------
Total net expenses                                                29,946,234
----------------------------------------------------------------------------
Investment income (loss) -- net                                   10,518,682
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 22 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED SEPT. 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $107,497,584
   Foreign currency transactions                                      34,854
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          107,532,438
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    320,884,537
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            428,416,975
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $438,935,657
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                        2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   10,518,682    $    8,318,250
Net realized gain (loss) on investments                   107,532,438       186,960,581
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      320,884,537       (31,678,233)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             438,935,657       163,600,598
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (8,124,498)       (3,310,004)
      Class I                                                (130,530)          (85,786)
      Class R2                                                    (39)              N/A
      Class R3                                                    (40)              N/A
      Class R4                                               (425,366)           (5,206)
      Class R5                                                    (40)              N/A
      Class W                                                     (40)              N/A
   Net realized gain
      Class A                                            (144,209,676)      (51,537,283)
      Class B                                             (29,494,352)      (15,501,938)
      Class C                                              (2,704,756)         (936,112)
      Class I                                              (1,412,764)         (763,867)
      Class R2                                                   (435)              N/A
      Class R3                                                   (435)              N/A
      Class R4                                             (5,394,057)          (60,425)
      Class R5                                                   (435)              N/A
      Class W                                                    (439)              N/A
---------------------------------------------------------------------------------------
Total distributions                                      (191,897,902)      (72,200,621)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 24 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED SEPT. 30,                                        2007              2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                             $  589,377,188    $  717,560,926
   Class B shares                                          59,424,986       113,941,444
   Class C shares                                          15,305,047        14,199,564
   Class I shares                                          13,384,555         4,897,441
   Class R2 shares                                            296,763               N/A
   Class R3 shares                                          1,434,412               N/A
   Class R4 shares                                        115,175,544        45,919,961
   Class R5 shares                                             11,278               N/A
   Class W shares                                               5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                         150,610,417        54,276,118
   Class B shares                                          29,140,442        15,335,851
   Class C shares                                           2,614,616           904,612
   Class I shares                                           1,542,567           849,232
   Class R4 shares                                          5,817,551            64,561
Payments for redemptions
   Class A shares                                        (349,914,766)     (182,170,949)
   Class B shares (Note 2)                               (116,257,238)      (91,047,392)
   Class C shares (Note 2)                                 (6,085,672)       (3,498,036)
   Class I shares                                          (6,246,720)         (769,206)
   Class R2 shares                                            (21,423)              N/A
   Class R3 shares                                           (101,662)              N/A
   Class R4 shares                                        (20,788,596)       (2,354,783)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           484,724,289       688,109,344
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   731,762,044       779,509,321
Net assets at beginning of year                         1,830,222,257     1,050,712,936
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,561,984,301    $1,830,222,257
=======================================================================================
Undistributed net investment income                    $    5,789,614    $    5,256,153
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Mid Cap Value Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Sept. 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Sept. 30, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 26 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Sept. 30, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Sept. 30, 2007 was $6,666,000 representing 0.26% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines,

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 27 certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter option trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Sept. 30, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or

--------------------------------------------------------------------------------

 28 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT loss when the contract is closed or expires. At Sept. 30, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Sept. 30, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 29 dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,304,668 and accumulated net realized gain has been increased by $1,304,668.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income........................    $ 29,075,482    $17,841,869
      Long-term capital gain.................     123,258,692     37,005,418
CLASS B
Distributions paid from:
      Ordinary income........................       4,282,261      4,371,138
      Long-term capital gain.................      25,212,091     11,130,800
CLASS C
Distributions paid from:
      Ordinary income........................         392,692        263,900
      Long-term capital gain.................       2,312,064        672,212
CLASS I
Distributions paid from:
      Ordinary income........................         335,641        301,172
      Long-term capital gain.................       1,207,653        548,481
CLASS R2(A)
Distributions paid from:
      Ordinary income........................             102            N/A
      Long-term capital gain.................             372            N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income........................             103            N/A
      Long-term capital gain.................             372            N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income........................       1,208,498         22,244
      Long-term capital gain.................       4,610,925         43,387
CLASS R5(A)
Distributions paid from:
      Ordinary income........................             103            N/A
      Long-term capital gain.................             372            N/A

--------------------------------------------------------------------------------

 30 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS W(C)
Distributions paid from:
      Ordinary income........................    $        104            N/A
      Long-term capital gain.................             375            N/A

(a)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 28,410,794
Undistributed accumulated long-term gain..................    $ 86,105,904
Unrealized appreciation (depreciation)....................    $463,877,877

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 31 net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $578,014 for the year ended Sept. 30, 2007. The management fee for the year ended Sept. 30, 2007, was 0.71% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2007, was 0.05% of the Fund's average daily net assets.

Other expenses in the amount of $21,417 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------

 32 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services, was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  33

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $3,331,514 for Class A, $202,300 for Class B and $5,096 for Class C for the year ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as acquired funds), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Sept. 30, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.28% for Class A, 2.05% for Class B, 2.05% for Class C, 0.93% for Class I, 1.69% for Class R2, 1.44% for Class R3, 1.11% for Class R4, 0.94% for Class R5 and 1.34% for Class W of the Fund's average daily net assets. For the year ended Sept. 30, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Oct. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.11% for Class R4 of the Fund's average daily net assets until Sept. 30, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Sept. 30, 2007, the Fund's custodian and transfer agency fees were reduced by $64,171 as a result of earnings credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $843,924,136 and $539,520,126, respectively, for the year ended Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 34 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED SEPT. 30, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      60,945,121     16,903,534      (36,414,896)       41,433,759
Class B                       6,397,768      3,353,330      (12,056,016)       (2,304,918)
Class C                       1,622,583        300,531         (649,419)        1,273,695
Class I                       1,372,735        171,016         (644,396)          899,355
Class R2(a)                      30,357             --           (2,181)           28,176
Class R3(a)                     145,238             --           (9,956)          135,282
Class R4(b)                  11,920,400        648,557       (2,123,732)       10,445,225
Class R5(a)                       1,138             --               --             1,138
Class W(c)                          506             --               --               506
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED SEPT. 30, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      80,983,837      6,446,095      (20,526,659)       66,903,273
Class B                      13,202,974      1,858,891      (10,537,288)        4,524,577
Class C                       1,639,251        109,650         (403,807)        1,345,094
Class I                         546,976         99,910          (86,761)          560,125
Class R4(b)                   5,085,897          7,622         (259,802)        4,833,717
----------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2007, securities valued at $55,594,490 were on loan to brokers. For collateral, the Fund received $57,994,000 in cash. Cash collateral received is invested in an affiliated

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 35 money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $524,587 for the year ended Sept. 30, 2007. Expenses paid to the Investment Manager were $16,433 for the year ended Sept. 30, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $693,984,826 and $676,617,733, respectively, for the year ended Sept. 30, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Sept. 30, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to

--------------------------------------------------------------------------------

 36 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 37 and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 38 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.12          $8.56          $6.81          $5.23          $4.01
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(b)         .05            .03            .02            .02
Net gains (losses) (both realized and
 unrealized)                               1.89           1.03           1.80           1.56           1.22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.95           1.08           1.83           1.58           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.03)          (.02)            --           (.02)
Distributions from realized gains          (.87)          (.49)          (.06)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.92)          (.52)          (.08)            --           (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.15          $9.12          $8.56          $6.81          $5.23
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $2,026         $1,443           $782           $331           $111
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.23%          1.33%          1.37%          1.39%(e)       1.38%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .58%           .72%           .58%           .59%           .67%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            44%            26%             9%            36%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          22.74%         13.18%         27.06%         30.27%         31.11%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.40% and 1.45% for the years ended Sept. 30, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $8.89          $8.38          $6.70          $5.18          $3.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)(b)         --             --           (.01)            --
Net gains (losses) (both realized and
 unrealized)                               1.84           1.00           1.74           1.53           1.19
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.82           1.00           1.74           1.52           1.19
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.87)          (.49)          (.06)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.84          $8.89          $8.38          $6.70          $5.18
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $306           $297           $242           $128            $57
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.99%          2.10%          2.13%          2.15%(e)       2.14%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.17%)         (.06%)         (.20%)         (.22%)         (.09%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            44%            26%             9%            36%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          21.73%         12.42%         26.12%         29.34%         29.95%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.21% for the years ended Sept. 30, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $8.89          $8.39          $6.70          $5.19          $3.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)(b)         --             --           (.01)           .01
Net gains (losses) (both realized and
 unrealized)                               1.84            .99           1.75           1.52           1.20
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.82            .99           1.75           1.51           1.21
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --             --             --           (.01)
Distributions from realized gains          (.87)          (.49)          (.06)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.87)          (.49)          (.06)            --           (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.84          $8.89          $8.39          $6.70          $5.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $42            $27            $14             $7             $3
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.98%          2.09%          2.13%          2.15%(e)       2.15%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.18%)         (.04%)         (.19%)         (.21%)         (.09%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            44%            26%             9%            36%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          21.72%         12.29%         26.27%         29.09%         30.25%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.21% for the years ended Sept. 30, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.24          $8.65          $6.87          $6.73
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(c)         .08            .05            .04
Net gains (losses) (both realized and
 unrealized)                               1.92           1.06           1.83            .10
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.01           1.14           1.88            .14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.06)          (.04)            --
Distributions from realized gains          (.87)          (.49)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)          (.55)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.30          $9.24          $8.65          $6.87
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $29            $18            $12            $20
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .80%           .89%           .89%           .88%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .91%          1.16%          1.02%          1.46%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            44%            26%             9%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          23.18%         13.71%         27.54%          2.08%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Sept. 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.89% for the period ended Sept. 30, 2004.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .01
Net gains (losses) (both realized and
 unrealized)                               1.16
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.87)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.18
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.67%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .11%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          13.00%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  43

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .04
Net gains (losses) (both realized and
 unrealized)                               1.14
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.87)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.49%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .57%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          13.12%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.19          $8.62          $6.85          $5.25          $4.01
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .07            .03            .02            .03
Net gains (losses) (both realized and
 unrealized)                               1.90           1.04           1.83           1.58           1.23
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.97           1.11           1.86           1.60           1.26
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.05)          (.03)            --           (.02)
Distributions from realized gains          (.87)          (.49)          (.06)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.94)          (.54)          (.09)            --           (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.22          $9.19          $8.62          $6.85          $5.25
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $157            $45             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.10%          1.16%          1.19%          1.21%(e)       1.17%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .68%           .96%           .75%           .81%           .85%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            44%            26%             9%            36%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          22.81%         13.35%         27.30%         30.57%         31.57%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.22% and 1.27% for the years ended Sept. 30, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  45

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .08
Net gains (losses) (both realized and
 unrealized)                               1.14
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.22
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.87)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.23
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .84%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.03%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          13.57%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .05
Net gains (losses) (both realized and
 unrealized)                               1.22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.27
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.87)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.20
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.23%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .66%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          14.14%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE MID CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Mid Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Value Fund of the RiverSource Investment Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                    (Ernst & Young LLP)

Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

 48 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.17479

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.91624

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12593

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.86738

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12593

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.86738

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  49

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20607

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.94752

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20444

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.94589

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20502

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.94647

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.19433

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.93578

--------------------------------------------------------------------------------

 50 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20600

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.94745

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          80.60%
      Dividends Received Deduction for corporations.........          65.45%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20432

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.74145
Total distributions.........................................        $0.94577

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 56 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT 57 necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Sept. 30, 2006 and the year ended Sept. 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP VALUE FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) MID CAP VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.,
                                    Member FINRA, and managed by RiverSource Investments, LLC.
                                    These companies
       (RIVERSOURCE INVESTMENTS     are part of Ameriprise Financial, Inc.
       LOGO)                        (C) 2007 RiverSource Distributors, Inc.                                        S-6241 J (11/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Investment Series, Inc. were as follows:

                                 2007 - $80,600

(b) Audit - Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Investment Series, Inc. were as follows:

                                  2007 - $3,180

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Investment Series, Inc. were as follows:

                                 2007 - $12,000

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Investment Series, Inc. were as follows:

                                    2007 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $523,260

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

     Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   RiverSource Investment Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 4, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 4, 2007